UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________
SCHEDULE 14A
____________________________________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANGAMO THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2025 Annual Meeting and Proxy Statement

June 12, 2025 | 9:00 a.m. Pacific Time

Notice of Annual
Meeting of Stockholders

Date	Time	Virtual Location

Thursday, June 12, 2025	9:00 a.m. Pacific Time	meetnow.global/MURLFCM
To the Stockholders of Sangamo Therapeutics, Inc.:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Sangamo Therapeutics, Inc., a Delaware corporation (referred to herein as the Company, Sangamo, we or us). The Annual Meeting will be held in an online-only format through a live webcast at meetnow.global/MURLFCM on Thursday, June 12, 2025, at 9:00 a.m. Pacific Time. You will not be able to attend the meeting in person. The Annual Meeting will be held for the following purposes:

01
To elect the nine nominees for director named in the proxy statement, or the Proxy Statement, to serve on the Board of Directors until the next annual meeting of stockholders to be held in 2026 and until their successors are duly elected and qualified;

Your Vote is Important!

You are cordially invited to attend the Annual Meeting through the live webcast. Whether or not you expect to access the live webcast of the Annual Meeting, please vote over the telephone or the Internet, or, if you receive a paper proxy card by mail, by completing, dating, signing and returning the proxy card, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy before the Annual Meeting, you may still vote your shares online at the Annual Meeting by clicking on the “Cast Your Vote” link in the meeting center. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must register in advance to attend and vote online at the Annual Meeting as described in the Proxy Statement.

02	To approve, on an advisory basis, the compensation of our named executive officers, or NEOs, as described in the Proxy Statement;
03
To approve the amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan, or the 2018 Plan, to, among other things, increase the aggregate number of shares of our common stock reserved for issuance under the 2018 Plan by 14,000,000 shares;

04	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
05	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the accompanying Proxy Statement.
The record date for the Annual Meeting is April 17, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
Sincerely,
Alexander D. Macrae
President & Chief Executive Officer
Richmond, California
April 30, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Thursday, June 12, 2025 at 9:00 a.m. Pacific Time at meetnow.global/MURLFCM.
The Proxy Statement and 2024 annual report to stockholders are available at www.envisionreports.com/SGMO.

SANGAMO THERAPEUTICS, INC. | 501 Canal Boulevard | Richmond, California 94804
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS | To Be Held on June 12, 2025
Questions and Answers About These Proxy Materials and Voting
Why am I receiving these materials?
Our Board of Directors (referred to herein as the Board of Directors or the Board) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions found below to submit your proxy over the telephone or through the Internet.
We intend to first mail or otherwise make our proxy materials available to stockholders on or about April 30, 2025.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Most of our stockholders holding their shares in “street name” will not receive paper copies of our proxy materials (unless requested) and will instead be sent a Notice of Internet Availability of Proxy Materials, or Notice, from the brokerage firms, banks or other agents holding their accounts. All “street name” stockholders receiving a Notice will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders of record who hold shares in their own name and stockholders who have previously requested a printed set of our proxy materials with paper copies of our proxy materials instead of a Notice.
How do I attend and vote at the Annual Meeting as a stockholder of record?
The Annual Meeting will be held through a live webcast at meetnow.global/MURLFCM on Thursday, June 12, 2025, at 9:00 a.m. Pacific Time. You will not be able to attend the Annual Meeting in person. At the time and date of the Annual Meeting, Sangamo stockholders of record as of April 17, 2025 can attend, ask questions, and vote by accessing the meeting center at meetnow.global/MURLFCM and entering the 15-digit control number on the proxy card or Notice. Stockholders of record can vote their shares by clicking on the “Cast Your Vote” link in the meeting center.
How do I register to attend and vote at the Annual Meeting as a beneficial owner?
Beneficial owners as of April 17, 2025 (i.e., shares held in “street name” through an intermediary, such as a bank or broker) must register in advance to attend and vote online at the Annual Meeting. To register to attend the Annual Meeting online by webcast, stockholders must submit proof of proxy power (legal proxy) reflecting the number of shares of Sangamo common stock held as of April 17, 2025, along with name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and must be received no later than 2:00 p.m., Pacific Time, on Monday, June 9, 2025. Stockholders will receive a confirmation of registration with a control number by email

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Table of Contents	Questions and Answers About Proxy Materials and Voting
from Computershare after we receive such stockholders’ registration materials. At the time and date of the Annual Meeting, registered beneficial owners can attend by accessing the meeting center at meetnow.global/MURLFCM and entering the 15-digit control number on the proxy card or Notice. Registered beneficial owners can vote their shares by clicking on the “Cast Your Vote” link in the meeting center.
What if I cannot find my control number?
If you are a stockholder of record, you will find your control number in the shaded bar or below the voting instructions on the front of the proxy card or Notice you received. Please enter the control number without any spaces. If you are a beneficial owner in “street name,” in order to obtain a control number, you will need to obtain a legal proxy from the holder of record and submit proof of legal proxy in accordance with the instructions in the preceding question above. If you are not able to find your control number or obtain a control number, you may attend the Annual Meeting as a guest, but you will not be able to vote your shares during the Annual Meeting.
How do I attend the Annual Meeting as a guest?
At the time and date of the Annual Meeting, guests can attend by accessing the meeting center at meetnow.global/MURLFCM, clicking on the “I am a Guest” button and entering the information requested on the following screen. If you login as a guest, you will not be able to vote your shares during the Annual Meeting, but you will be able to ask questions.
How do I ask questions at the Annual Meeting?
Stockholders of record, registered beneficial owners and those logged in as guests will be allowed to submit questions before and during the Annual Meeting. You may submit questions before the Annual Meeting at meetnow.global/MURLFCM. During the Annual Meeting, you may only submit questions online to Sangamo’s representatives in the question box provided at meetnow.global/MURLFCM. In both cases, stockholders of record and registered beneficial owners must have available their 15-digit control number provided in the Notice or proxy card (if you received a printed copy of the proxy materials) in order to submit questions. Those logged in as guests do not need a 15-digit control number to submit questions. We plan to spend up to 15 minutes answering appropriate questions at the conclusion of the Annual Meeting and will include as many questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not in compliance with the rules of conduct for the Annual Meeting will not be addressed.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the meeting center?
We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting center at meetnow.global/MURLFCM. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How can I access the list of stockholders of record?
During the 10 days prior to the Annual Meeting, stockholders may request to view a list of stockholders of record for any purpose germane to the Annual Meeting by sending an email to investor@sangamo.com.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
What am I voting on?
There are four matters scheduled for a vote at the Annual Meeting:

Proposal		Board Recommendation	Page #

01	Election of the nine nominees for director named in this Proxy Statement to serve on the Board of Directors until the next annual meeting of stockholders to be held in 2026 or until their successors are duly elected and qualified (Proposal No. 1)	FOR	8
02	Advisory approval of the compensation of our NEOs as described in this Proxy Statement (Proposal No. 2)	FOR	26
03	Approval of the amendment and restatement of the 2018 Plan to, among other things, increase the aggregate number of shares of our common stock reserved for issuance under the 2018 Plan by 14,000,000 shares (Proposal No. 3)	FOR	27
04	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (Proposal No. 4)	FOR	44
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy.
How do I vote?
For each of the matters to be voted on at the Annual Meeting including voting for each nominee for director, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting or vote by proxy before the Annual Meeting over the telephone, through the Internet or using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote online at the Annual Meeting even if you have already voted by proxy beforehand.
•To vote at the Annual Meeting, click on the “Cast Your Vote” link in the meeting center at meetnow.global/MURLFCM.
•To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 1:00 a.m. Eastern Time on June 12, 2025 to be counted.
•To vote through the Internet, go to http://www.envisionreports.com/SGMO to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your Internet vote must be received by 1:00 a.m. Eastern Time on June 12, 2025 to be counted.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your broker, bank or other agent to vote your shares per your instructions. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions included with these proxy materials, or contact that organization to request a legal proxy form.
Internet and telephone proxy voting may be provided by your broker, bank or other agent to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 17, 2025.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote through the Internet, by telephone, by completing your proxy card or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each of the proposals, including “For” each nominee for director named herein. If any other matter is properly presented at the Annual Meeting, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposal Nos. 1, 2 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal No. 4 is considered a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on such proposal.
If you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, by email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
What does it mean if I receive more than one set of proxy materials, or more than one Notice, or combination thereof?
If you receive more than one set of proxy materials, or more than one Notice, or combination thereof, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may grant a subsequent proxy by telephone or through the Internet.
•You may submit another properly completed proxy card with a later date.
•You may send a timely written notice that you are revoking your proxy to Proxy Services, c/o Computershare Investor Services, P.O. Box 43001, Providence, RI 02940-3001. Such notice will be considered timely if it is received at the indicated address by the close of business on Wednesday, June 11, 2025.
•You may attend the Annual Meeting via the live webcast and vote your shares online by clicking on the “Cast Your Vote” link in the meeting center at meetnow.global/MURLFCM. Simply attending the Annual Meeting via the live webcast will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For” and “Against”, abstentions and, if applicable, broker non-votes.
What are “broker non-votes?”
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal Nos. 1, 2 and, 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.
As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
How many votes are needed to approve each proposal? How are abstentions and broker non-votes treated?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

01	Election of directors
As this is an uncontested election, each director nominee will be elected by the vote of a majority of the votes cast with respect to the director (i.e., the number of votes cast “For” a nominee’s election must exceed the number of votes cast “Against” that nominee’s election). Pursuant to our Fifth Amended and Restated Bylaws, or our Bylaws, any incumbent director who does not receive the required majority votes at the Annual Meeting must promptly tender his or her resignation to the Board, and the Board, after considering the recommendation of the Nominating and Corporate Governance Committee regarding such resignation, will determine whether to accept or reject the resignation. For a more detailed description of the majority voting process, see “Proposal No. 1: Election of Directors” below.
			No effect	No effect

02	Advisory approval of the compensation of our NEOs	“For” votes from holders of a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this proposal.	Against	No effect

03
Approval of the amendment and restatement of the 2018 Plan to, among other things, increase the aggregate number of shares of our common stock reserved for issuance under the 2018 Plan by 14,000,000 shares
		“For” votes from holders of a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this proposal.	Against	No effect

04	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025	“For” votes from a majority in voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on this proposal.	Against	Brokers have discretion to vote(1)

(1)This proposal is considered a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?” and “What are ‘broker non-votes?’” above. As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares issued and entitled to vote at the Annual Meeting are present online or represented by proxy at the Annual Meeting. On the record date, there were 229,192,802 shares of common stock outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the Chair of the Board, without a stockholder vote, or the stockholders so present, by a majority in voting power thereof, may adjourn the meeting to another date.

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Table of Contents	Questions and Answers About Proxy Materials and Voting
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 31, 2025, to our Corporate Secretary at 501 Canal Boulevard, Richmond, California 94804, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if our 2026 Annual Meeting of Stockholders is not held between May 13, 2026 and July 12, 2026, then the deadline will be a reasonable time prior to the time that we begin to print and send our proxy materials.
Pursuant to our Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2026 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on March 14, 2026 nor earlier than the close of business on February 12, 2026. However, if our 2026 Annual Meeting of Stockholders is not held between May 13, 2026 and July 12, 2026, to be timely, notice by the stockholder must be received not later than the 10th day following the day on which the first public announcement of the date of the 2026 Annual Meeting is made or the notice of the meeting is mailed, whichever first occurs. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
The chair of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Sangamo Therapeutics	7	2025 Proxy Statement

Proposal No. 1:
Election of Directors
Our Board currently consists of nine directors and there are nine nominees for director this year. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each director to be elected and qualified will serve until the next annual meeting of stockholders and until a successor for such director is duly elected and qualified, or until the earlier death, resignation or removal of such director. The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable or, if elected, will decline to serve. In the event the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.
Each of the nominees has been previously elected by our stockholders. While the Nominating and Corporate Governance Committee and the Board chose to nominate Dr. Alexander D. Macrae, our CEO, for election to the Board for the reasons set forth in his biography below, Dr. Macrae’s employment agreement also provides that the Board shall nominate Dr. Macrae for election as a member of the Board at each annual meeting of stockholders occurring while Dr. Macrae’s employment agreement is in effect.
Each of the nine nominees set forth in this Proxy Statement will be elected by the majority of the votes cast with respect to such nominee, which means that the number of votes “For” a nominee’s election must exceed the number of votes “Against” that nominee (with abstentions and broker non-votes not counted as either a “For” or “Against” vote for that nominee’s election). If an incumbent director does not receive the required majority vote, the director is required under our Bylaws to promptly tender his or her resignation to the Board. Within 90 days after the Annual Meeting, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation. The Board will act by taking into account such committee’s recommendation. If the Board does not accept the resignation, the Board is required to publicly disclose its decision and the rationale behind the decision.

Board Recommendation

The Board of Directors unanimously recommends voting “FOR” the election of each of the Board of Directors’ nominees. This year’s nominees are Alexander D. Macrae, Courtney Beers, Robert F. Carey, Kenneth J. Hillan, Margaret A. Horn, John H. Markels, James R. Meyers, H. Stewart Parker, and Karen L. Smith.

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Table of Contents	Proposal No. 1
Nominees
The following includes a brief biography of each nominee for director, including their respective ages as of April 17, 2025. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of the Board.

Alexander D. Macrae

Alexander D. Macrae, M.B., Ch.B., Ph.D., age 62, has served as our President & Chief Executive Officer and as a member of our Board of Directors since June 2016.
Dr. Macrae has over 20 years of experience in the pharmaceutical industry most recently serving as the Global Medical Officer of Takeda Pharmaceutical Company Limited, or Takeda, a public global biopharmaceutical company, from 2012 to March 2016, where he established and led the Global Medical Office, which encompassed medical affairs, regulatory affairs, pharmacovigilance, outcomes research and epidemiology, quantitative sciences and knowledge and informatics. From 2001 to 2012, Dr. Macrae held roles of increasing responsibility at GlaxoSmithKline plc, or GSK, a public global healthcare company, including Senior Vice President, Emerging Markets Research and Development from 2009 to 2012. In that position, he provided expertise and resources to create a first-of-its-kind group to expand GSK’s global reach by providing research and development, or R&D, strategies, clinical development and regulatory resources to enter emerging markets and Asia-Pacific. From 2007 to 2008, he was Vice President, Business Development. In that position, he was responsible for scientific assessment and business development project leadership for the neurology, psychiatry, cardiovascular and metabolic therapeutic areas. Earlier in his career, he worked for SmithKline Beecham plc, where he was responsible for clinical development in the therapeutic areas of neurology and gastroenterology. Dr. Macrae previously served on the board of directors of 4D Pharma plc, a biopharmaceutical company from August 2019 to March 2023.
Dr. Macrae received his B.Sc. in pharmacology and his M.B., Ch.B. with honors from Glasgow University. He is a member of the Royal College of Physicians. Dr. Macrae also earned his Ph.D. in molecular genomics at King’s College, Cambridge.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Macrae’s day-to-day leadership and intimate knowledge of our business and operations, as well as our relationships with partners, collaborators and investors, provides the Board with an in-depth understanding of the Company.

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Table of Contents	Proposal No. 1

Courtney Beers, Ph.D.

Courtney Beers, Ph.D., age 55, has served as a member of our Board of Directors since December 2022.
Dr. Beers has served as the Chief Scientific Officer at Tizona Therapeutics, Inc., a privately held biotechnology company, since June 2019, bringing to the role 30 years of experience in immunology and cancer research, drug development and scientific strategy and leadership. She joined Tizona in 2015 to build the pipeline and research team needed to advance work critical to the company’s strategy. During Dr. Beers’ tenure, the company has advanced two Tizona–generated therapeutics into the clinic while also building an innovative portfolio of programs with the goal of positively impacting the lives of cancer patients. Prior to joining Tizona, Dr. Beers was the Head of Cancer Immunotherapy at Oncothyreon, Inc., where she spearheaded several novel immune-modulatory biologic programs. In addition, she held roles of increasing responsibility at Amgen Inc. and Immunex Corporation in the Therapeutic Innovation Unit, as well as the Oncology Discovery Research Unit. Her immuno-oncology research resulted in multiple discovery programs and contributed to Amgen’s immunotherapy strategy and product pipeline. Dr. Beers was the Global Research Lead for Imlygic® (talimogene laherparepvec), the first oncolytic viral immunotherapy to obtain FDA approval. She also led Amgen’s AMG 228 program from inception to Phase 1 clinical trials.
Dr. Beers received her Ph.D. in Immunology from the University of Washington.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Beers’ long tenure in drug development and scientific strategy provides the Board with valuable insight and contribution.

Robert F. Carey

Robert F. Carey, age 66, has served as a member of our Board of Directors since June 2016.
Mr. Carey served as co-founder and president of ACELYRIN, Inc., a biopharmaceutical company, from July 2020 to December 2022. Prior to that, Mr. Carey served as Executive Vice President, Chief Business Officer for Horizon Therapeutics plc, a biopharmaceutical company, from March 2014 to October 2019. Prior to that, he served as managing director and head of the healthcare investment banking group at JMP Securities LLC, or JMP, a full-service investment bank, from 2003 to 2014. Prior to JMP, Mr. Carey was a managing director in the healthcare groups at Dresdner Kleinwort Wasserstein LLC and Vector Securities International, Inc. He has also held roles at Shearson Lehman Hutton, Inc. and Ernst & Whinney. Mr. Carey also serves on the board of directors of Beyond Air, Inc., a public medical device and biopharmaceutical company, and two private companies; COUR Pharmaceutical Development Co., Inc., a clinical-stage biotechnology company, and Beyond Cancer, Ltd., a clinical-stage biotechnology company. Mr. Carey previously served on the board of directors of FS Development Corp., a public blank-check company now known as Disc Medicine, Inc., from July 2020 to February 2021.
Mr. Carey received his BBA in accountancy from the University of Notre Dame.
The Nominating and Corporate Governance Committee and the Board believe that Mr. Carey’s extensive experience and knowledge in the healthcare investment banking industry, particularly with financings, global expansion and other strategic transactions by life-science companies, as well as his role in senior management and business development for a public biopharmaceutical company, provides the Board with valuable insight and contribution.

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Table of Contents	Proposal No. 1

Kenneth J. Hillan, M.B., Ch.B.

Kenneth J. Hillan, M.B., Ch.B., age 64, has served as a member of our Board of Directors since September 2020.
Dr. Hillan served as Head of Therapeutics of 23andMe Holding Co., a public consumer genetics and research company, from February 2019 to February 2022, and as Chief Therapeutics Officer from February 2022 to August 2023. From January 2018 to October 2018, Dr. Hillan was President and President of R&D of Achaogen, Inc., or Achaogen, a public biopharmaceutical company. He was a member of the Board of Directors of Achaogen from October 2011 to October 2018, and Chief Executive Officer from October 2011 to December 2017. Previously, Dr. Hillan worked at Genentech, Inc. from 1994 to 2011, where he led the medical and scientific strategies for its Immunology, Tissue Growth and Repair, or ITGR, drug portfolio, and held a number of key leadership positions in research and development, including Senior Vice President of Clinical Development, Inflammation; Vice President of ITGR; Vice President of Development Sciences; and Vice President of Research Operations and Pathology. He also served as Senior Vice President and Head of Clinical Development and Product Development Strategy in Asia-Pacific for Roche in Shanghai, China. He also serves on the board of directors of Zymeworks, Inc., a public biotechnology company. Dr. Hillan previously served on the board of directors of Relypsa, Inc. from June 2014 to September 2016, when it was acquired by Galenica AG.
Dr. Hillan received his M.B. Ch.B. (Bachelor of Medicine and Surgery) degree from the Faculty of Medicine at the University of Glasgow, United Kingdom.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Hillan’s extensive experience and knowledge in the development of therapeutics and in the biotechnology industry provides the Board with valuable insight and contribution to the Company’s development of genomic medicines.

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Table of Contents	Proposal No. 1

Margaret A. Horn, J.D.

Margaret A. Horn, J.D., age 62, has served as a member of our Board of Directors since December 2022.
Ms. Horn has over 30 years of leadership experience in the biotechnology industry. She has served as the Chief Operating Officer of Revolution Medicines, Inc., a public clinical-stage company developing targeted therapies for RAS-addicted cancers, since October 2018, where she leads a broad team responsible for corporate development, legal, information sciences and facilities. She previously served as Executive Vice President and General Counsel of Revolution Medicines from December 2014 to October 2018. Earlier roles include Senior Vice President, Legal and Corporate Development at Kosan Biosciences, Inc. and Senior Vice President, Legal at Genencor International, Inc. Throughout her career, she has led important strategic and financing transactions, including research and development collaborations and commercialization agreements with big pharmaceutical companies, licenses, M&A and multiple equity financings.
Ms. Horn earned a B.S. in Pharmacy from the Philadelphia College of Pharmacy and Science, a J.D. from Villanova University Charles Widger School of Law and an executive M.B.A. from Pennsylvania State University.
The Nominating and Corporate Governance Committee and the Board believe that Ms. Horn’s extensive leadership experience in the biotechnology industry, having led many important strategic and financing transactions, provides the Board with valuable insight.

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Table of Contents	Proposal No. 1

John H. Markels, Ph.D.

John H. Markels, Ph.D., age 59, has served as a member of our Board of Directors since February 2020.
Dr. Markels has over 35 years of leadership experience in the pharmaceutical industry. In his last role at Merck & Co., Inc., or Merck, from January 2019 to March 2022, he served as President of Global Vaccines, where he led an integrated team dedicated to discovery and development, supply and access, and global marketing and long-term strategy for the vaccines portfolio. Earlier roles at Merck included President, Latin America from January 2018 to January 2019, SVP, Global Human Health Business Strategy from January 2017 to December 2017, and Managing Director, Mexico from November 2013 to January 2017. Prior to his commercial roles, he had a long career in senior leadership positions in global manufacturing, including operations leadership for Europe, Middle East and Africa, Asia Pacific and emerging markets as well as manufacturing technology and product development roles in active pharmaceutical ingredients (API) and vaccines. Throughout his tenure at Merck, Dr. Markels led multiple enterprise level strategy efforts including the Merck manufacturing strategy, portfolio strategy, small molecule commercialization strategy and others. Dr. Markels currently serves on the board of directors of Arcturus Therapeutics Holdings Inc., a public medicines and vaccines company, and served as CEO and now director of a venture-backed early-phase vaccine startup company.
Dr. Markels received his Ph.D. in chemical engineering from the University of California, Berkeley and his B.S. in chemical engineering from the University of Delaware. He is chair of the Advisory Board for the College of Chemistry at the University of California, Berkeley, and is a member of the Advisory Board for the Department of Chemical and Biomolecular Engineering at the University of Delaware.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Markels’s extensive leadership experience in operations, strategy and development provides valuable operational, strategic and management skills to the Board.

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Table of Contents	Proposal No. 1

James R. Meyers

James R. Meyers, age 60, has served as a member of our Board of Directors since November 2019.
Mr. Meyers has over 30 years of commercial leadership experience in the biotechnology industry. From November 2020 to June 2023, Mr. Meyers served as President and Chief Executive Officer of IntraBio Ltd., a privately-held biopharmaceutical company. Previously, Mr. Meyers held positions of increasing responsibility at Gilead Sciences, Inc., or Gilead, from 1996 to February 2018, most recently as Gilead’s Executive Vice President of Worldwide Commercial Operations from November 2016 to February 2018, where he was responsible for global commercial activities, including pricing and market access in North America, Europe, Middle East, Australia and Japan. Mr. Meyers joined Gilead in 1996 and successfully led 25 product launches in seven different therapeutic areas over a 22-year period, including 11 brands with peak annual revenue greater than $1 billion. Prior to Gilead, Mr. Meyers held positions of increasing responsibility with Zeneca Pharmaceuticals and Astra USA. He currently serves on the board of directors of one other public biopharmaceutical company, CytomX Therapeutics, Inc., and two private biotech companies, Pumocide, Inc., and Integri Chain, a Nordic Capital Company, where he serves as Chairman of the Board. Mr. Meyers previously served on the board of Arbutus Biopharma Corporation, a public biopharmaceutical company, from October 2018 to February 2025. He also serves as a Senior Advisor to the Boston Consulting Group where he advises top-30 biopharma companies on commercialization and healthcare policy topics.
Mr. Meyers received his B.S. in Economics from Boston College.
The Nominating and Corporate Governance Committee and the Board believe that Mr. Meyers’s extensive commercial leadership experience in the biotechnology industry provides valuable operational, commercial assessment and management skills to the Board.

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Table of Contents	Proposal No. 1

H. Stewart Parker

H. Stewart Parker, age 69, has been a member of our Board of Directors since June 2014, and has been Chair of the Board since June 2017.
Ms. Parker has over 40 years of experience in the biotechnology industry. Prior to focusing on board service and consulting, she served as the Chief Executive Officer of The Infectious Disease Research Institute (IDRI), a not-for-profit global health research institute from 2011 to 2013. In 1992, Ms. Parker founded Targeted Genetics Corporation, a public Seattle-based biopharmaceutical company formed to develop gene-based treatments for acquired and inherited diseases that became a world leader in adeno-associated virus, or AAV, gene therapy. She held the position of President and Chief Executive Officer and was a member of its board of directors from the company’s inception until 2008. Prior to founding Targeted Genetics Corporation, Ms. Parker served in various capacities at Immunex Corporation, or Immunex, from 1981 through 1991, most recently as Vice President, Corporate Development. From 1991 to 1993, Ms. Parker served as President and a Director of Receptech Corporation, a company formed by Immunex in 1989 to accelerate the development of soluble cytokine receptor products. She has served on the board of directors and the executive committee of BIO, the primary trade organization for the biotechnology industry. She currently serves on the board of directors of Codexis Inc., a public protein engineering company, and previously served on the board of directors of Inventprise Inc., a private biopharmaceutical company, from April 2022 to April 2025, Impel Pharmaceuticals, Inc., a public biotechnology company, from May 2014 to April 2023, Armata Pharmaceuticals, Inc., a public biotechnology company, from May 2019 to December 2020, and Achieve Life Sciences, Inc., a public pharmaceutical company, from August 2017 to May 2021. Ms. Parker also serves on the steering board of the Eshelman Institute for Innovation within the Eshelman School of Pharmacy at the University of North Carolina.
Ms. Parker received her B.A. and M.B.A. from the University of Washington.
The Nominating and Corporate Governance Committee and the Board believe that Ms. Parker’s senior executive experience in AAV gene therapy and biotechnology drug development provides valuable operational, commercial assessment and management skills to the Board.

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Table of Contents	Proposal No. 1

Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M.

Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M., age 57, has served on our Board of Directors since June 2018.
Dr. Smith is a life sciences thought leader with over 20 years of biopharmaceutical experience bringing drugs into the clinic and through commercialization. She has been a key contributor to the successful development of multiple FDA and EMA approved products in several therapeutic areas, including oncology (Herceptin, Vyxeos), rare disease (Defitelio), cardiology (Irbesartan), dermatology (Voluma, Botox), neuroscience (Abilify) and anti-infectives (Teflaro). Since November 2018, Dr. Smith has been providing consulting services internationally. Dr. Smith most recently served as Chief Medical Officer for Qunice Therapeutics, Inc./Novosteo, Inc., a private biopharmaceutical company from January 2022 to September 2023, having previously served as Chief Medical Officer for Emergent BioSolutions, Inc. from April 2020 to December 2021. From May 2019 to January 2020, Dr. Smith served as President and Chief Executive Officer of Medeor Therapeutics, Inc., a biotechnology company. From June 2018 to May 2019, Dr. Smith served as Chief Executive Officer of Eliminate Cancer, Inc. From April 2015 to May 2018, she served as the Global Head of Research & Development and Chief Medical Officer of Jazz Pharmaceuticals plc, a biopharmaceutical company, where she built the R&D function into a pipeline of neuroscience and oncology products across all stages of discovery and development. From 2011 to 2015, she was Senior Vice President, Global Medical Affairs and Global Therapeutic Area Head (Dermatology) for Allergan, Inc., a multi-specialty health care company. Earlier in her career, she held senior leadership roles at AstraZeneca plc and Bristol Myers Squibb Company.
Dr. Smith holds several degrees, including an M.D. from the University of Warwick, a Ph.D. in oncology from the University of Western Australia, an M.B.A. from the University of New England and an L.L.M. (Masters in Law) from the University of Salford. Dr. Smith serves on the board of directors of Capstan Therapeutics, a private biotechnology company, Aurinia Pharmaceuticals, Inc., a public pharmaceutical company, Skye Bioscience, Inc., a public biopharmaceutical company, and Context Therapeutics Inc., a public biopharmaceutical company. Dr. Smith previously served on the board of directors of Talaris Therapeutics, Inc., a public biotechnology company from June 2022 to October 2023, Antares Pharma, Inc., a public pharmaceutical company from March 2019 to May 2022, Acceleron Pharma, Inc., a public biopharmaceutical company from November 2017 to December 2021, Sucampo Pharmaceuticals, Inc. from July 2017 to February 2018, and Forward Pharma A/S, from June 2016 to June 2017, and serves as the chair of the Strategic Advisory Board of Emyria Limited, a healthcare technology and services company.
The Nominating and Corporate Governance Committee and the Board believe that Dr. Smith’s extensive executive experience in global research and development, combined with tenure on prior public company boards provides us with access to a valuable skill-set as we translate our science into genomic medicines using our platform technologies in gene editing, gene therapy, gene regulation and cell therapy.

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Table of Contents	Proposal No. 1
Stockholder Engagement and Responsiveness
A priority for our Board of Directors is soliciting and listening to the views of our stockholders on a variety of topics, including our business and growth strategy, corporate governance practices and executive compensation matters. Our discussions with our investors have been productive and informative and have provided valuable feedback to our Board of Directors to help ensure that our Board’s decisions are aligned with stockholder objectives.
Board Independence, Family Relationships & Involvement in Certain Legal Proceedings
The Board of Directors has determined that each of its directors is independent under applicable listing standards of The Nasdaq Stock Market LLC, or Nasdaq, except for Dr. Macrae, who is our CEO. There are no family relationships between any of our directors and any of our executive officers. To the best of our knowledge, none of our directors or executive officers have, during the past 10 years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K, with the exception of (a) a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code filed in March 2025 by 23andMeHolding Co. where Dr. Hillan previously served as Head of Therapeutics from February 2019 to February 2022 and as Chief Therapeutics Officer from February 2022 to August 2023 and (b) a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code filed in April 2019 by Achaogen, Inc. where Dr. Hillan previously served as a member of the Board of Directors from October 2011 to October 2018, Chief Executive Officer from October 2011 to December 2017 and President and President of R&D from January 2018 to October 2018.
Board Expertise and Backgrounds
The Nominating and Corporate Governance Committee utilizes a variety of criteria when identifying and evaluating nominees for director, including first and foremost specific industry and professional expertise such as research, development or commercial experience in candidates to make sure the Board is able to oversee all aspects of our business. The Nominating and Corporate Governance Committee also strives to maintain a Board reflecting a variety of skills, experiences, perspectives and backgrounds, including age, tenure, gender, race, ethnicity, sexual orientation and other unique characteristics, as it believes that such variety enhances the Board’s effectiveness in fulfilling its oversight role. Below we highlight certain attributes of our current directors. For purposes of the information below, we define a “diverse” director as an individual who self-identifies in one or more of the following categories: female, underrepresented minority or LGBTQ+.

Gender	Age	Tenure	Diversity
Board Committees and Meetings
The Board of Directors held 24 meetings during 2024. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during 2024.

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Table of Contents	Proposal No. 1
Audit Committee

Members: Mr. Carey (Chair) Dr. Markels Mr. Meyers
Primary Responsibilities:
•assists the Board in its oversight of the integrity of our financial statements, our systems of accounting and financial controls, our accounting and financial reporting processes and the audit of our financial statements
•interacts directly with and evaluates the performance of our independent auditors, determines whether to engage or dismiss our independent auditors and monitors our independent auditors’ qualifications and independence
•oversees the implementation of our compliance program with respect to financial, accounting and, auditing
•manages information technology framework and cybersecurity matters, including threat assessment, response readiness, and risk assessment
•pre-approves all audit services and permissible non-audit services provided by our independent auditors
_______________________________________________________________
Financial Literacy and Expertise:
The Board of Directors has determined that Mr. Carey is an “audit committee financial expert” as defined under SEC rules and that each member of the Audit Committee has the requisite financial sophistication in accordance with the applicable Nasdaq listing standards.

Independence: Our Board of Directors has determined that each member of the Audit Committee is independent under the applicable listing standards of Nasdaq and SEC rules.

Charter Available Online: The Audit Committee has a written charter, which is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview.

Number of Meetings Held in 2024: Four

Audit Committee Report

The Audit Committee Report is included herein in the section labeled “Report of the Audit Committee of the Board of Directors.”

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Table of Contents	Proposal No. 1
Compensation Committee

Members: Dr. Smith (Chair) Dr. Beers Dr. Hillan Mr. Meyers
Primary Responsibilities:
•periodically reviews and approves a philosophy for compensation of our executive officers
•administers the Company’s company-wide compensation plans as well as programs for our executive officers, including, among others, equity plans, incentive plans, bonus plans, stock purchase plans, severance plans, pension and profit sharing plans and retirement plans
•reviews, considers and approves compensation programs applicable to non-employee members of the Board of Directors
•establishes total compensation packages for our executive officers, with the exception of the CEO
•reviews and evaluates the performance and leadership of the CEO and recommends to the Board the CEO’s total compensation package
•reviews the CEO’s evaluation of the performance of the other executive officers
•reviews and monitors management development plans and activities
•reviews with our Board our succession plan for the CEO and other executive officers
•conducts risk assessments of our compensation programs
_______________________________________________________________
Delegation and Oversight:
The Compensation Committee may delegate any responsibility or authority of the Compensation Committee under its charter to one or more members of the Compensation Committee, as appropriate and as consistent with applicable laws and rules. The Compensation Committee does not, however, delegate any of its functions to others in determining or recommending director or executive officer compensation.
The Compensation Committee is authorized to engage, oversee and terminate independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for our executive officers and other key employees. The Compensation Committee retained the services of Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, in order to (i) assess compensation levels and mix of elements for our executive officers and senior vice presidents for 2024, (ii) review the peer group criteria and to recommend specific companies for inclusion in the peer group, (iii) assess the compensation of the non-employee directors, (iv) update the Compensation Committee on industry trends and best practices with respect to executive compensation, retention and equity plans and (v) advise the Compensation Committee on executive compensation and governance trends based on peer group trends and market practices.

Independence: Our Board of Directors has determined that each member of the Compensation Committee is independent under the applicable listing standards of Nasdaq and SEC rules.

Charter Available Online:
The Compensation Committee has a written charter, which is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview. For information regarding our processes and procedures for the consideration and determination of executive and director compensation, see “Executive Compensation” and “—Director Compensation,” respectively.

Number of Meetings Held in 2024: four

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Table of Contents	Proposal No. 1
Nominating and Corporate Governance Committee

Members: Ms. Parker (Chair) Ms. Horn Dr. Markels
Primary Responsibilities:
•considers and periodically reports on matters relating to the size, identification, selection and qualification of the Board of Directors and candidates nominated for the Board of Directors and its committees, and develops and recommends governance principles and policies applicable to the Company
•assists the Board in its oversight of our compliance with legal and regulatory requirements relating to matters other than financial, accounting, auditing, information technology and cybersecurity matters
•has oversight responsibility for the Company’s policies and practices relating to diversity, equity and inclusion
•uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors
•may assess character, judgment, business acumen and scientific expertise, and familiarity with issues affecting the biotechnology and pharmaceutical industries. Other qualifications will be determined on a case-by-case basis, depending on whether the Nominating and Corporate Governance Committee desires to fill a vacant seat or increase the size of the Board to add new directors
•may also evaluate whether a potential director nominee’s skills are complementary to existing Board members’ skills or meet the Board’s need for operations, management, commercial, financial or other expertise
•considers properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below under “—Identification and Evaluation of Nominees for Director”
•strives to maintain a Board reflecting a variety of skills, experiences, perspectives and backgrounds, including age, tenure, gender, race, ethnicity, sexual orientation and other unique characteristics, as it believes that such variety enhances the Board’s effectiveness in fulfilling its oversight role. For certain attributes of our current directors, see “Board Expertise and Backgrounds”

Independence: Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable listing standards of Nasdaq and SEC rules.

Charter Available Online:
The Nominating and Corporate Governance Committee has a written charter, which is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview.

Number of Meetings Held in 2024: four
Identification and Evaluation of Nominees for Director

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors or senior management, executive recruiting firms, stockholders or other persons. In addition, we have in the past and may from time to time again in the future engage a third-party search firm to assist in identifying potential directors. The Nominating and Corporate Governance Committee often considers specific industry expertise such as research, development or commercial experience in candidates to make sure the Board is able to oversee all aspects of our business. The Nominating and Corporate Governance Committee also strives to maintain a Board reflecting a variety of skills, experiences, perspectives and backgrounds, including age, tenure, gender, race, ethnicity, sexual orientation and other unique characteristics, as it believes that such variety aligns with our company strategies and enhances the Board’s effectiveness in fulfilling its oversight role. Candidates for director are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for the Board of Directors. Nominees recommended by stockholders will receive the same consideration that nominees of the Board receive. Any stockholder recommendations proposed for consideration by the Nominating and Corporate Governance Committee must provide all information requested by the Nominating and Corporate Governance Committee relating to such recommendation, including the candidate’s name and qualifications for membership on the Board of Directors and should be addressed to Investor Relations at the following address:
Investor Relations Department
Sangamo Therapeutics, Inc.
501 Canal Boulevard
Richmond, CA 94804

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Table of Contents	Proposal No. 1
In evaluating such recommendations, the Nominating and Corporate Governance Committee considers the criteria discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.
Leadership Structure of the Board
Under our Bylaws, the Board is not required to appoint our Chief Executive Officer as the Chair of the Board, and the Board does not have a policy on whether or not the roles of Chief Executive Officer and Chair of the Board should be separate.
Currently two individuals serve in these two positions. Ms. Parker, an independent director, currently serves as the Chair of the Board. Ms. Parker has extensive knowledge and experience in the life sciences industry and an in-depth understanding of our business strategies and day-to-day operations, which makes her well suited to set the agenda and lead the discussions at Board meetings as the Chair. The Chair is responsible for chairing Board meetings and meetings of stockholders, setting the agenda for Board meetings and providing information to the Board members in advance of meetings and between meetings. In addition, our Chief Executive Officer, Dr. Macrae, also serves on our Board. The Board believes that Dr. Macrae’s membership as a director provides the Board with an in-depth understanding of our business operations because of his extensive experience and knowledge of the day-to-day management of all aspects of our operations. This also facilitates communications between the Board and management by ensuring a regular flow of information, thereby enhancing the Board’s ability to make informed decisions on critical issues facing our company. The Board believes that separation of the positions of the Chair of the Board and CEO reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Board believes that having an independent Chair of the Board creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether the steps that management is taking to manage risks are appropriate for the Company.
Of the nine directors on our Board, eight directors are independent under applicable Nasdaq corporate governance rules. The Board believes that this establishes a strong independent board that provides effective oversight of the Company. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors conduct regular executive sessions without the presence of Dr. Macrae or any other members of management. We believe that our leadership structure of the Board is appropriate given the nature and size of our business, because it provides both effective independent oversight and expertise in the complexity and management of our operations as a life sciences company.
Oversight of Risk Management by the Board
Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. The Audit Committee oversees management of risks associated with our financial and accounting systems, public financial reporting, investment strategies and policy, information technology systems, and certain other matters delegated to the Audit Committee. Our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our lead therapeutic development programs and other preclinical programs as well as financial and strategic risks related to our business and operations. The Audit Committee is responsible for overseeing the Company’s cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats.
The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate policies and manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees, including executives, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks that could have a material adverse effect on the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is periodically informed about such risks. With the support of the Board of Directors, we have also established an internal compliance committee staffed by employees led by our Chief Legal Officer, who reports directly to the Board on compliance matters. The compliance committee held quarterly meetings in 2024.

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Table of Contents	Proposal No. 1
Annual Meeting Attendance
Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, we encourage our directors to attend annual meetings of our stockholders. Eight of our nine directors attended the 2024 annual meeting of stockholders, which was held virtually.
Communications with the Board of Directors
Our Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Although we do not have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Sangamo Board of Directors, c/o Investor Relations, 501 Canal Boulevard, Richmond, California 94804. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board.
Code of Conduct
The Company maintains a Code of Conduct approved by the Board of Directors, which is applicable to all employees, including our executive officers, and directors of the Company. A copy of our Code of Conduct is available on our website at https://investor.sangamo.com/corporate-governance/governance-overview in the Investors & Media Section under ESG “Sangamo Code of Conduct.” In the event that we make any future amendments to or grant any waivers of a provision of the Code of Conduct that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on our website.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees and designated consultants that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Prohibitions on Hedging, Pledging and Speculative Transactions
Under the terms of our insider trading policy, none of our directors, officers and other employees may engage in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, all of our officers, directors and employees are prohibited from short-selling our securities or engaging in transactions involving Sangamo-based derivative securities (other than those granted under our employee stock option or equity incentive plans) and are further prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

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Table of Contents	Proposal No. 1
Director Compensation
The following table sets forth certain information regarding the compensation of each non-employee director for service as a member of the Board of Directors during 2024. Dr. Macrae, our Chief Executive Officer, is not listed in the following table because he is our employee. Dr. Macrae’s compensation is described under “Executive Compensation,” and he received no additional compensation for serving on our Board of Directors in 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(4)(5)	Stock Awards ($)(3)(6)(7)	Total ($)

Courtney Beers	59,375	19,885	14,190	93,450
Robert F. Carey	75,000	19,885	14,190	109,075
Kenneth J. Hillan	59,375	19,885	14,190	93,450
Margaret A. Horn	56,875	19,885	14,190	90,950
John H. Markels	68,750	19,885	14,190	102,825
James R. Meyers	71,875	19,885	14,190	105,950
H. Stewart Parker	106,250	19,885	14,190	140,325
Karen L. Smith	68,750	19,885	14,190	102,825
(1)Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the section below entitled “—Director Annual Retainer and Meeting Fees.”
(2)Represents the aggregate grant date fair value of the stock option awards as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC 718. The assumptions used in the calculation of such grant date fair values of stock option awards are described in Note 9 of the Notes to Consolidated Financial Statements in our Annual Report for the year ended December 31, 2024, or the 2024 Form 10-K.
(3)Represents the aggregate grant date fair value of restricted stock units, or RSUs, computed in accordance with ASC 718. The grant date fair value of the RSUs is measured based on the closing price of the underlying common stock on the date of grant.
(4)Pursuant to the automatic grant program under the 2018 Plan, Dr. Beers, Mr. Carey, Dr. Hillan, Ms. Horn, Dr. Markels, Mr. Myers, Ms. Parker and Dr. Smith each received an option to purchase 50,000 shares of common stock with an exercise price per share of $0.57 on June 4, 2024, and each such option had an aggregate grant date fair value of $19,885.
(5)As of December 31, 2024, our non-employee directors held options to purchase the following number of shares of our common stock: Dr. Beers, 115,250 shares, Mr. Carey, 209,150 shares; Dr. Hillan, 149,150 shares; Ms. Horn, 115,250 shares, Dr. Markels, 149,150 shares; Mr. Meyers, 169,150 shares; Ms. Parker, 199,150 shares; and Dr. Smith, 184,150 shares.
(6)Pursuant to the automatic grant program under the 2018 Plan, Dr. Beers, Mr. Carey, Dr. Hillan, Ms. Horn, Dr. Markels, Mr. Myers, Ms. Parker and Dr. Smith each received an award of 25,000 RSUs on June 4, 2024, and each such RSU award had an aggregate grant date fair value of $14,190.
(7)As of December 31, 2024, our non-employee directors held RSUs for the following number of shares of our common stock: Dr. Beers, 31,251 shares; Mr. Carey, 25,000 shares; Dr. Hillan, 25,000 shares; Ms. Horn, 31,251 shares, Dr. Markels, 25,000 shares; Mr. Meyers, 25,000 shares; Ms. Parker, 25,000 shares; and Dr. Smith, 25,000 shares.
Processes and Procedures for Determining Director Compensation

The charter of the Compensation Committee charges the Compensation Committee with the responsibility for reviewing, considering and approving compensation programs applicable to non-employee directors. It is the practice of the Compensation Committee to seek input from outside compensation consultants, including Aon, our Compensation Committee’s compensation consultant, as it deems appropriate. Aon conducts a market assessment and the Compensation Committee considers this assessment, industry trends and other factors as appropriate in making decisions regarding the cash and equity incentive compensation to non-employee directors.

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Table of Contents	Proposal No. 1
Director Annual Retainer and Meeting Fees

The following table presents the annual cash retainers payable to non-employee members of our Board of Directors, which have remained unchanged since 2014:

Annual Cash Retainers	($)

Annual retainer for service as a member of our Board of Directors	40,000
Additional retainer for the Chair of the Board of Directors	35,000
Additional retainer for service as a committee chair:
Chair of the Audit Committee	20,000
Chair of the Compensation Committee	15,000
Chair of the Nominating and Corporate Governance Committee	10,000
Additional retainer for service as a committee member:
Audit Committee	10,000
Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000
Each of these retainers is paid on a quarterly basis. All retainer fees are subject to proration for directors who join or leave the Board of Directors or the respective committee or begin or cease to serve as Chair of the Board or the respective committee, during the year. To the extent the Board of Directors meets more than 10 times in any year, each non-employee member of the Board of Directors may receive, for each meeting in excess of 10, a per meeting fee of $1,000 if attended in person and $500 if attended by video or telephone conference. The Board of Directors met more than 10 times in 2024 but agreed to waive additional compensation for these meetings.
Equity Incentives Granted Under the 2018 Plan

Under the automatic grant program of the 2018 Plan, or the Automatic Grant Program, each individual who is a non-employee Board member is automatically granted a nonqualified stock option, or NSO, or the Annual Option Grant, and a restricted stock unit award, or RSU award, or the Annual RSU Grant, and, together with the Annual Option Grant, the Annual Grant, in each case, on the date of our annual meeting of stockholders, provided that such individual is a non-employee Board member on the date of grant, has served as a non-employee Board member for at least three months prior to the date of grant, and will continue serving as a non-employee Board member immediately after the date of grant.
Additionally, under the Automatic Grant Program, each individual who is initially appointed or elected as a non-employee Board member would, on the date of such appointment or election, automatically be granted an NSO, or the Initial Option Grant, and an RSU award, or the Initial RSU Grant and, together with the Initial Option Grant, the Initial Grant.
The number of shares subject to Annual Grants and Initial Grants under the current 2018 Plan are summarized in the table below and remain unchanged in the Amended 2018 Plan that is the subject of Proposal No. 3. Accordingly, if Proposal No. 3 is approved by our stockholders, effective beginning on the date of the Annual Meeting, Annual Grants (including those granted on the date of the Annual Meeting) and Initial Grants will be made under the Amended 2018 Plan.

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Table of Contents	Proposal No. 1

	(# shares)(1)	Vesting(1)(2)

Annual Grant:
NSO (Annual Option Grant)(3)	50,000	12 successive equal monthly installments following date of grant
RSU (Annual RSU Grant)(3)	25,000	1st anniversary of date of grant
Initial Grant:
NSO (Initial Option Grant)(4)	75,000	36 successive equal monthly installments following date of grant
RSU (Initial RSU Grant)(4)	37,500	three equal annual installments following date of grant
(1)Reflects grant sizes and terms in place as of June 4, 2024, the date of our annual meeting of stockholders held in 2024. Prior to our annual meeting of stockholders on June 4, 2024, the Annual Option Grant and Annual RSU Grant included 27,750 shares and 13,900 shares, respectively, and the Initial Option Grant and Initial RSU Grant included 41,650 shares and 20,850 shares, respectively.
(2)Subject to the director’s continuous service through the applicable vesting date(s).
(3)Notwithstanding the share amounts indicated above, each Annual Grant (consisting of the Annual Option Grant plus the Annual RSU Grant) is subject to an annual aggregate limit of $225,000 based on the grant date fair value of such Annual Grant for financial reporting purposes.
(4)Notwithstanding the share amounts indicated above, each Initial Grant (consisting of the Initial Option Grant plus the Initial RSU Grant) is subject to an aggregate limit of $350,000 based on the grant date fair value of such Initial Grant for financial reporting purposes.
The size and structure of the Annual Grants and Initial Grants were determined by our Compensation Committee and Board of Directors based on a careful review of a variety of factors, including our share price, comparative market data from peer companies and input from Aon.
The terms of our Automatic Grant Program were last changed by our Compensation Committee and Board of Directors in March 2024 and became effective upon stockholder approval of the 2018 Plan as of the date of our annual meeting of stockholders held on June 4, 2024. The 2024 amendments to the 2018 Plan, approved by stockholders at the annual meeting of stockholders, increased the number of shares issuable pursuant to Annual Grants and Initial Grants, subject in each case to overall limits on the grant date fair value of such awards. In approving these changes in March 2024, Compensation Committee and Board of Directors determined that the increase in the number of shares underlying the Annual Grant and the Initial Grant was appropriate and reasonable given the updated grants fell below the 50th percentile of market data provided by Aon in early 2024 (considering both grant date value and percentage of company) and the new dollar-based limits provided a reasonable cap to control for future stock price volatility.
Each automatic NSO grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and a term of 10 years, subject to earlier termination following the director’s termination of continuous service. Each automatic NSO grant will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the NSO that are not vested at the time of the director’s termination of continuous service.
The shares subject to each automatic NSO grant and each automatic RSU award grant will immediately vest in full upon the director’s termination of continuous service due to death or disability, or upon the occurrence of a change in control or hostile takeover (each as defined in the 2018 Plan or the Amended 2018 Plan, as applicable), subject to the director’s continuous service through the date of such change in control or hostile takeover.

Sangamo Therapeutics	25	2025 Proxy Statement

Proposal No.2:
Advisory Vote on Executive Compensation
Under Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A(a)(1) of the Exchange Act, our stockholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules (commonly referred to as a “say-on-pay” vote).
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. At our 2023 annual meeting of stockholders, our stockholders voted to approve, and we have adopted, an annual advisory vote on the compensation of the NEOs. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.
We encourage stockholders to read closely the “Executive Compensation” section of this Proxy Statement, which describes in detail our executive compensation programs, policies and practices with respect to the compensation of our NEOs in the year ended December 31, 2024.
Resolution
As described in the “Executive Compensation” section of this Proxy Statement, we believe that our executive compensation programs effectively align the interest of our executive officers with those of our stockholders by linking a significant portion of their compensation to our corporate performance and by providing a competitive level of compensation designed to attract and retain highly qualified executives critical to our success. Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this Proxy Statement, by casting a non-binding advisory vote “For” the following resolution:
“Resolved that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the compensation tables and narrative discussion, is hereby APPROVED.”

Board Recommendation

The Board of Directors recommends an advisory vote “FOR” the resolution to approve, on an advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Sangamo Therapeutics	26	2025 Proxy Statement

Proposal No. 3:
Amendment and Restatement of the 2018 Equity Incentive Plan
Our Compensation Committee most recently approved an amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan, or the 2018 Plan, on March 28, 2025, subject to approval by our stockholders. Throughout this Proxy Statement, we refer to the 2018 Plan, as amended and restated by our Compensation Committee on March 28, 2025, as the “Amended 2018 Plan.”
In this Proposal No. 3, we are seeking stockholder approval of the Amended 2018 Plan to make the following material changes from the 2018 Plan:
•increase the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan by 14,000,000 shares, subject to adjustment for certain changes in our capitalization; and
•increase the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Amended 2018 Plan by 28,000,000 shares (for a total of 123,200,000 shares), subject to adjustment for certain changes in our capitalization.
If this Proposal No. 3 is approved by our stockholders, the Amended 2018 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal No. 3, the Amended 2018 Plan will not become effective and the 2018 Plan will continue to be effective in accordance with its terms.
Stockholder approval of this Proposal No. 3 will also constitute pre-approval of each award granted under the Amended 2018 Plan pursuant to the provisions of the automatic grant program for our non-employee directors (as described below in this Proposal No. 3).
Why You Should Vote to Approve the Amended 2018 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biotechnology and pharmaceutical companies, especially in the greater San Francisco Bay Area. Therefore, the Board believes that the Amended 2018 Plan is in the best interests of our business and our stockholders and recommends a vote in favor of this Proposal No. 3.
Approval of this Proposal No. 3 by our stockholders will allow us to grant equity awards under the Amended 2018 Plan at levels we determine to be appropriate, competitive and aligned with industry standards to attract, motivate and retain talent. The Amended 2018 Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry in the greater San Francisco Bay Area. To date, equity awards have been a key aspect of our program to attract and retain key employees and non-employee directors and we have not granted equity awards to our consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance.
We Carefully Manage the Use of Equity Awards and the Size of our Share Reserve Increase Request is Reasonable
Our compensation philosophy reflects broad-based eligibility for equity awards, and we generally grant equity awards to all of our employees and non-employee directors. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees and non-employee directors. The tables below show certain historical overhang and burn rate percentages.

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Table of Contents	Proposal No. 3
Determination of Number of Additional Shares to Request for the Amended 2018 Plan

In its determination to approve the Amended 2018 Plan, our Compensation Committee reviewed an analysis prepared by Aon, its compensation consultant, which included an analysis of our historic and estimated prospective share usage needs and the potential dilutive impact of the Amended 2018 Plan. Specifically, our Compensation Committee considered:
•Market Competitiveness. The Amended 2018 Plan plays an important role in our effort to align the interests of participants and stockholders. Moreover, in our industry, equity awards are an important tool in recruiting, retaining and motivating highly skilled and critical employee talent, upon whose efforts our success is dependent.
•Estimated Equity Usage and Share Pool Duration. Our Compensation Committee considered our historic burn rate levels in determining how long the Amended 2018 Plan share authorization could potentially last. We expect the share authorization under the Amended 2018 Plan to provide us with enough shares for awards for approximately one to two years, with actual timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, and rates of forfeiture of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2018 Plan could last for a shorter or longer period of time.
•External Factors. Aon’s analysis, which is based on generally accepted evaluation methodologies, concluded that the number of shares under the Amended 2018 Plan is well within generally accepted standards as measured by an analysis of its dilutive impact relative to industry standards.
Historic Use of Equity Awards and Outstanding Awards

Overhang
The following table provides certain additional information regarding our use of equity awards:

	As of April 17, 2025 Record Date

Total number of shares of common stock subject to outstanding stock options	16,000,378
Weighted-average exercise price of outstanding stock options	$4.65
Weighted-average remaining term in years of outstanding stock options	7.09
Total number of shares of common stock subject to outstanding full value awards	10,217,886
Total number of shares of common stock available for grant under the 2018 Plan	7,974,123
Total number of shares of common stock available for grant under other equity incentive plans	2,110,961	(1)
Total number of shares of common stock outstanding	229,192,802
Per-share closing price of common stock as reported on the Nasdaq Capital Market	$0.71
(1)Reflects the number of shares available under the Sangamo Therapeutics, Inc. 2020 Employee Stock Purchase Plan, or the 2020 ESPP, as of the record date. No other shares are available for grant under any other equity incentive plan.

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Table of Contents	Proposal No. 3
Burn Rate
The following table provides detailed information regarding the activity related to the 2018 Plan for fiscal year 2024:

For the Year Ended December 31, 2024

Total number of shares of common stock subject to stock options granted	400,000
Total number of shares of common stock subject to full value awards granted	11,783,300
Weighted-average number of shares of common stock outstanding	201,698,563
Burn Rate(1)	6.04%
(1)Burn Rate is calculated as: (shares subject to stock options granted + shares subject to full value awards granted)/weighted-average common stock outstanding. The share reserve under the 2018 Plan is reduced by 1.33 shares for each share issued pursuant to a full value award. We did not grant any equity awards outside of our 2018 Plan during the year ended December 31, 2024, other than pursuant to our 2020 ESPP.
Requested Additional Shares

Subject to adjustment for certain changes in our capitalization, if this Proposal No. 3 is approved by our stockholders, then under the Amended 2018 Plan, we will have 14,000,000 new shares available for grant after our Annual Meeting for a total of approximately 21,974,123 shares available for grant after our Annual Meeting (based on shares available under the 2018 Plan as of April 17, 2025) (plus the Prior Plans’ Returning Shares (as defined and further described below under “—Description of the Amended 2018 Plan—Shares Available for Awards”) as such shares become available from time to time).
We believe that our request for 14,000,000 new shares under the Amended 2018 Plan is necessary for us to remain competitive in the greater San Francisco Bay Area marketplace and support our equity grant practices to align the interests of our employees and non-employee directors with our stockholders. We anticipate the available pool of shares in the Amended 2018 Plan will be sufficient for our equity awards for approximately the next one to two years after considering our present average share usage rate, and that such pool of shares is necessary to provide a predictable amount of available equity awards for attracting, retaining, and motivating employees and non-employee directors.
Note Regarding Forward-Looking Statements

We do not as a matter of course make public forecasts as to our utilization of equity awards due to the unpredictability of the underlying assumptions and estimates. The inclusion of the information set forth above should not be regarded as an indication or prediction of actual future outcomes, and the statements should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forward-looking statements set forth above. Although presented with some numerical specificity, these statements are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time this filing was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. The forecasts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, forfeiture rates, and other factors described in this Proposal No. 3.

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Table of Contents	Proposal No. 3
Key Features of the Amended 2018 Plan

The Amended 2018 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices. The Amended 2018 Plan is aligned with common market practices and investor best practices, therefore no additional plan changes have been proposed to the following provisions:
•Fungible share counting. The Amended 2018 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant, referred to as an Appreciation Award, granted under the Amended 2018 Plan and (ii) 1.33 shares for each share issued pursuant to an award that is not an Appreciation Award, referred to as a Full Value Award, granted under the Amended 2018 Plan. As part of such fungible share counting structure, the number of shares of our common stock available for issuance under the Amended 2018 Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to an Appreciation Award and (ii) 1.33 shares for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to a Full Value Award.
•Minimum vesting. The Amended 2018 Plan contains a minimum vesting requirement for all awards, such that no award may vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended 2018 Plan may be issued pursuant to awards that do not meet such vesting requirements.
•No liberal change in control definition. The change in control definition in the Amended 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2018 Plan to be triggered.
•Repricing is not allowed. The Amended 2018 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Amended 2018 Plan without prior stockholder approval.
•Stockholder approval is required for additional shares. The Amended 2018 Plan does not contain an annual “evergreen” provision. The Amended 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation program.
•Awards subject to forfeiture/clawback. Awards granted under the Amended 2018 Plan will be subject to recoupment in accordance with (i) our Clawback Policy, (ii) any clawback policy that we are required to adopt pursuant to other applicable law, and (iii) any other clawback policy that we adopt. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause. For further information regarding our Clawback Policy, see the section entitled “Executive Compensation—Summary Compensation Table—Other Compensatory Arrangements, Policies and Practices.”
•No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•Material amendments require stockholder approval. Consistent with Nasdaq rules, the Amended 2018 Plan requires stockholder approval of any material revisions to the Amended 2018 Plan. In addition, certain other amendments to the Amended 2018 Plan require stockholder approval.
•No liberal share counting provisions. The following shares will not become available again for issuance under the Amended 2018 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award; (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of an award; and (iv) in the event that a stock appreciation right is settled in shares, the gross number of shares subject to such award.

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Table of Contents	Proposal No. 3
•Restrictions on dividends. The Amended 2018 Plan provides that dividends or dividend equivalents may not be paid or credited to stock options or stock appreciation rights. In addition, with respect to any award other than a stock option or stock appreciation right, the Amended 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to such award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Description of the Amended 2018 Plan

The material features of the Amended 2018 Plan are described below. The following description of the Amended 2018 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2018 Plan. Stockholders are urged to read the actual text of the Amended 2018 Plan in its entirety, which is attached to this Proxy Statement as Appendix A.
Purpose
The Amended 2018 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, provide incentives for our employees, non-employee directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, non-employee directors and consultants may be given an opportunity to benefit from increases in the value of our common stock. The Amended 2018 Plan is also designed to align employees’ interests with stockholder interests.
Types of Awards
The terms of the Amended 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, RSU awards, performance stock awards, and other stock awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan will not exceed the sum of: (i) 1,703,964 shares (which is the number of shares that were available for the grant of new awards under the Company’s Amended and Restated 2013 Stock Incentive Plan, or the 2013 Plan, as of immediately prior to the effective date of the 2018 Plan); (ii) 8,800,000 shares (which is the number of additional shares that were reserved as of the effective date of the 2018 Plan); (iii) 9,900,000 shares that were approved at the Company’s 2020 annual meeting of stockholders; (iv) 7,900,000 shares that were approved at the Company’s 2022 annual meeting of stockholders; (v) 10,000,000 shares that were approved at the Company’s 2023 annual meeting of stockholders; (vi) 11,000,000 shares that were approved at the Company’s 2024 annual meeting of stockholders; (vii) 14,000,000 newly requested shares; and (viii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by: (i) one share for each share of common stock issued pursuant to an Appreciation Award granted under the Amended 2018 Plan; and (ii) 1.33 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2018 Plan.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be increased by: (i) one share for each Prior Plans’ Returning Share or Amended 2018 Plan Returning Share (each as defined below) subject to an Appreciation Award and (ii) 1.33 shares for each Prior Plans’ Returning Share or Amended 2018 Plan Returning Share (each as defined below) subject to a Full Value Award.
The “Prior Plans’ Returning Shares” are shares of our common stock subject to outstanding stock awards granted under the 2013 Plan or the Company’s 2004 Stock Incentive Plan (each referred to herein as a “Prior Plan”) and that following the effective date of the 2018 Plan: (i) are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, or (ii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares.

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Table of Contents	Proposal No. 3
The following actions will not result in an issuance of shares of our common stock under the Amended 2018 Plan and accordingly will not reduce the number of shares of our common stock available for issuance under the Amended 2018 Plan: (i) the expiration or termination of any portion of an award granted under the Amended 2018 Plan without the shares covered by such portion of the award having been issued; or (ii) the settlement of any portion of an award granted under the Amended 2018 Plan in cash.
If any shares of our common stock issued pursuant to an award granted under the Amended 2018 Plan are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, then such shares will become available again for issuance under the Amended 2018 Plan and, for purposes of this Proposal No. 3, such shares will be the “Amended 2018 Plan Returning Shares.”
The following shares of common stock will not become available again for issuance under the Amended 2018 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award granted under the Prior Plans or the Amended 2018 Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award); (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award granted under the Prior Plans or the Amended 2018 Plan; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of an award granted under the Prior Plans or the Amended 2018 Plan; and (iv) in the event that a stock appreciation right granted under the Prior Plans or the Amended 2018 Plan is settled in shares, the gross number of shares subject to such award.
Eligibility
All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2018 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2018 Plan only to our (including our affiliates’) employees. However, participation in the automatic grant program is limited to our non-employee directors (see “—Automatic Grant Program for Non-Employee Directors” below).
As of April 17, 2025, we (including our affiliates) had approximately 178 employees, eight non-employee directors and approximately 28 consultants.
Administration
Our Compensation Committee administers the Amended 2018 Plan (except the automatic grant program, which is administered by our Board, subject to the terms of such program) and may delegate authority to administer the Amended 2018 Plan to a subcommittee of non-employee directors. Our Compensation Committee may, at any time, revest in itself some or all of the power delegated to such a committee. The Compensation Committee and any other committee of non-employee directors to whom the Compensation Committee may delegate authority to administer the Amended 2018 Plan are each considered to be a Plan Administrator for purposes of this Proposal No. 3. Subject to the terms of the Amended 2018 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2018 Plan, including the period of their exercisability and vesting, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” below. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2018 Plan.
The Plan Administrator may also delegate to one or more persons or bodies the authority to designate recipients (other than executive officers) of awards, the number of shares of our common stock subject to such awards, and certain terms of such awards in a manner permitted by applicable law (including the General Corporation Law of the State of Delaware). Any person or body who is delegated such authority may not grant an award to themselves.
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights
Under the Amended 2018 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

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Table of Contents	Proposal No. 3
Minimum Vesting Requirement
Under the Amended 2018 Plan, no award may vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended 2018 Plan may be issued pursuant to awards that do not meet such vesting requirements.
Dividends and Dividend Equivalents
The Amended 2018 Plan provides that dividends or dividend equivalents may not be paid or credited to stock options or stock appreciation rights.
With respect to any award other than a stock option or stock appreciation right, the Amended 2018 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to such award, as determined by the Plan Administrator and specified in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Stock Options
Stock options may be granted under the Amended 2018 Plan pursuant to stock option agreements. The Amended 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and NSOs.
The exercise price of a stock option granted under the Amended 2018 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the Amended 2018 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal No. 3 as “continuous service”) terminates (other than for cause or the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the last 30 days of the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

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Stock options granted under the Amended 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. Shares covered by different stock options granted under the Amended 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Options may not be transferred to a third-party financial institution without stockholder approval.
Limitations on Incentive Stock Options
In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:
•the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
•the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2018 Plan is 123,200,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the Amended 2018 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2018 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
RSU awards may be granted under the Amended 2018 Plan pursuant to RSU award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A RSU award may be settled by the delivery of shares of our common stock,

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in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator, subject to the minimum vesting requirement described under “—Minimum Vesting Requirement” above. Except as otherwise provided in a participant’s RSU award agreement or other written agreement with us or one of our affiliates, RSUs that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Stock Awards
The Amended 2018 Plan allows us to grant performance stock awards. A performance stock award is a stock award that is payable (including that may vest or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
Performance goals under the Amended 2018 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) profit (including gross profit) and/or margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) growth of net income or operating income; (xxxv) billings; (xxxvi) bookings; and (xxxvii) other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

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Automatic Grant Program for Non-Employee Directors
Under the automatic grant program, each individual who is a non-employee Board member will automatically be granted a NSO to purchase 50,000 shares of common stock and a RSU award in respect of 25,000 shares of common stock on an annual basis (subject to an annual aggregate limit of $225,000 for any such awards granted to any such non-employee Board member, based on the grant date fair value of such awards for financial reporting purposes). Such annual awards will be granted on the date of each annual meeting of stockholders, provided that such individual is a non-employee Board member on the date of grant, has served as a non-employee Board member for at least three months prior to the date of grant, and will continue serving as a non-employee Board member immediately after the date of grant. The shares subject to each annual automatic NSO grant made to a continuing Board member will vest in 12 successive equal monthly installments over the one-year period following the date of grant, subject to the director’s continuous service through the applicable vesting dates. The shares subject to each annual automatic RSU award grant made to a continuing Board member will fully vest on the earlier of (i) the first anniversary of the date of grant or (ii) the day prior to the next annual meeting of stockholders, subject to the director’s continuous service through the applicable vesting date.
Under the automatic grant program, each individual who is initially appointed or elected as a non-employee Board member will, on the date of such appointment or election, automatically be granted a NSO to purchase 75,000 shares of common stock and a RSU award in respect of 37,500 shares of common stock (subject to an aggregate limit of $350,000 for any such awards granted to any such non-employee Board member, based on the grant date fair value of such awards for financial reporting purposes). The shares subject to each initial automatic NSO grant made to a newly appointed or elected Board member will vest in 36 successive equal monthly installments over the three-year period following the date of grant, subject to the director’s continuous service through the applicable vesting dates. The shares subject to each initial automatic RSU award grant made to a newly appointed or elected Board member will vest in three equal annual installments over the three-year period following the date of grant, subject to the director’s continuous service through the applicable vesting dates.
Each automatic NSO grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of 10 years, subject to earlier termination following the director’s termination of continuous service. Each automatic NSO grant will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the NSO that are not vested at the time of the director’s termination of continuous service.
The shares subject to each automatic NSO grant and each automatic RSU award grant will immediately vest in full upon the director’s termination of continuous service due to death or disability, or upon the occurrence of a change in control or hostile takeover (each as defined in the Amended 2018 Plan and described below), subject to the director’s continuous service through the date of such change in control or hostile takeover.
Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended 2018 Plan. Subject to the terms of the Amended 2018 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
Awards granted under the Amended 2018 Plan will be subject to recoupment in accordance with (i) our Clawback Policy, (ii) any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and (iii) any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause. For further information regarding our Clawback Policy, see the section entitled “Executive Compensation—Summary Compensation Table—Other Compensatory Arrangements, Policies and Practices.”

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Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2018 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and number of securities to be granted under the automatic grant program; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding awards.
Change in Control or Hostile Takeover
The following provisions will apply to awards under the Amended 2018 Plan in the event of a change in control (as defined in the Amended 2018 Plan and described below) unless otherwise provided in the instrument evidencing the award or any other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Plan Administrator at the time of grant of the award.
In the event of a change in control, outstanding awards shall be assumed, continued or substituted for similar stock awards by the surviving or acquiring corporation (or its parent company). If the surviving or acquiring corporation (or its parent company) fails to assume, continue or substitute such awards, the vesting of awards held by participants who are our employees or non-employee directors and whose continuous service has not terminated will be accelerated in full (and with respect to performance stock awards, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the change in control as determined by the Plan Administrator. All awards not assumed, continued or substituted for similar stock awards by the surviving or acquiring corporation (or its parent company) will terminate if not exercised (if applicable) upon the change in control. In addition, the Plan Administrator may also provide, in its sole discretion, that the holder of an award that will terminate if not exercised prior to the occurrence of a change in control may not exercise such award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal to the excess, if any, of (1) the value of the property the participant would have received upon exercise of the award (including, at the discretion of the Plan Administrator, any unvested portion of such award) over (2) the exercise price otherwise payable in connection with the award.
For purposes of the Amended 2018 Plan, a change in control generally will be deemed to occur if (1) we are acquired pursuant to a merger, consolidation or other reorganization approved by our stockholders, (2) there occurs a stockholder-approved sale or other disposition of all or substantially all our assets, or (3) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than 50% of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders.
The awards granted to our non-employee directors under our automatic grant program will automatically immediately fully accelerate vesting upon a change in control or hostile takeover (as defined in the Amended 2018 Plan and described below), subject to the director’s continuous service through the date of such change in control or hostile takeover. The acceleration of vesting of an award in the event of a change in control or hostile takeover under the Amended 2018 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.
For purposes of the Amended 2018 Plan, a hostile takeover generally will be deemed to occur if (1) there is a change in the majority of our Board as a result of one or more contested elections for Board membership, or (2) securities possessing more than 50% of the total combined voting power of our outstanding securities are acquired pursuant to a hostile tender offer.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the Amended 2018 Plan at any time. However, except as otherwise provided in the Amended 2018 Plan, no amendment or termination of the Amended 2018 Plan may impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2018 Plan after April 23, 2028, which is the tenth anniversary of the date the 2018 Plan was first approved by the Compensation Committee.

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U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2018 Plan. The Amended 2018 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

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Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a RSU award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a RSU award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limitations
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2018 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

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Table of Contents	Proposal No. 3
New Plan Benefits under Amended 2018 Plan

The following table sets forth certain information regarding future benefits under the Amended 2018 Plan.

Number of Shares (#)

Alexander D. Macrae Chief Executive Officer	(1)
Nathalie Dubois-Stringfellow Chief Development Officer	(1)
Prathyusha Duraibabu Chief Financial Officer	(1)
Scott B. Willoughby Chief Legal Officer & Corporate Secretary	(1)
All current executive officers as a group	(1)
All current directors who are not executive officers as a group	(2)
All current employees, including all current officers who are not executive officers, as a group	(1)
(1)Awards granted under the Amended 2018 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2018 Plan, and we have not granted any awards under the Amended 2018 Plan subject to stockholder approval of this Proposal No. 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2018 Plan are not determinable.
(2)As described above in this Proposal No. 3 under “—Automatic Grant Program for Non-Employee Directors,” each individual who is a non-employee Board member will automatically be granted a NSO to purchase 50,000 shares of common stock and a RSU award in respect of 25,000 shares of common stock on an annual basis (subject to an annual aggregate limit of $225,000 for any such awards granted to any such non-employee Board member, based on the grant date fair value of such awards for financial reporting purposes). Such annual awards will be granted on the date of each annual meeting of stockholders, provided that such individual is a non-employee Board member on the date of grant, has served as a non-employee Board member for at least three months prior to the date of grant, and will continue serving as a non-employee Board member immediately after the date of grant. If this Proposal No. 3 is approved by our stockholders, then on and after the date of the Annual Meeting, any such NSOs and RSU awards will be granted under the Amended 2018 Plan. Under the current terms of the automatic grant program under the Amended 2018 Plan, the aggregate number of shares subject to such NSOs and RSU awards that will automatically be granted to all of our current directors who are not executive officers as a group will be 600,000 shares each year (subject to the $225,000 limit described above).

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Plan Benefits under 2018 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2018 Plan as of April 17, 2025:

Number of Shares (#)

Alexander D. Macrae Chief Executive Officer	7,209,275
Nathalie Dubois-Stringfellow Chief Development Officer	2,051,683
Prathyusha Duraibabu Chief Financial Officer	2,049,513
Scott B. Willoughby Chief Legal Officer & Corporate Secretary	1,955,321
All current executive officers as a group	13,821,073
All current directors who are not executive officers as a group	1,775,800
Each nominee for election as a director:
Courtney Beers	172,900
Robert F. Carey	243,750
Kenneth J. Hillan	223,750
Margaret A. Horn	172,900
Alexander D. Macrae	7,209,275
John H. Markels	213,750
James R. Meyers	243,750
H. Stewart Parker	243,750
Karen L. Smith	261,250
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All current employees, including all current officers who are not executive officers, as a group	17,553,537
Registration with the SEC

If this Proposal No. 3 is approved by our stockholders, we will file a Registration Statement on Form S-8 with the SEC with respect to the shares of our common stock to be registered pursuant to the Amended 2018 Plan, as soon as reasonably and commercially practicable following stockholder approval.

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Table of Contents	Proposal No. 3
Equity Compensation Plan Information

The following table provides information as of December 31, 2024, with respect to the shares of our common stock that may be issued under our existing equity compensation plans. There are no outstanding options that we have assumed in connection with our acquisition of other companies, and there are currently no assumed plans under which we can grant options.

	Column (A)		Column (B)		Column (C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs and Other Rights (#)		Weighted Average Exercise Price of Outstanding Options ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)

Equity Compensation Plans Approved by Stockholders(1)	21,692,826	(2)(3)	6.66	(4)	20,937,515	(5)(6)
Equity Compensation Plans Not Approved by Stockholders(1)	26,000	(7)	15.00		—	(8)
Total	21,718,826		6.68		20,937,515
(1)The equity compensation plans approved by stockholders consist of the 2013 Plan, the 2018 Plan and the 2020 ESPP. In November 2017, the Compensation Committee approved the amendment and restatement of the 2013 Plan to reserve an additional 1,000,000 shares of our common stock to be used exclusively for grants of awards to individuals who were not previously employees or non-employee directors of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to each such individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules, or Rule 5635(c)(4) (such awards, the Inducement Awards). The 2013 Plan was amended and restated by the Compensation Committee without stockholder approval pursuant to Rule 5635(c)(4). Accordingly, for purposes of this table, information with respect to outstanding Inducement Awards are included in the row in the table above with respect to equity compensation plans not approved by stockholders. As set forth in footnote (8) below, no shares remained available for issuance as Inducement Awards under the 2013 Plan as of December 31, 2024.
(2)Includes 11,022,885 shares subject to RSUs that will entitle the holder to one share of common stock for each unit that vests over the holder’s period of continuous service.
(3)Excludes purchase rights accruing under the 2020 ESPP and shares subject to outstanding options granted under the 2013 Plan as Inducement Awards (which Inducement Awards are included in the row in the table above with respect to equity compensation plans not approved by stockholders). Under the 2020 ESPP, each eligible employee may purchase up to 5,000 shares of common stock at semi-annual intervals on the last U.S. business day of May and November each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.
(4)The calculation does not take into account the 11,022,885 shares of common stock subject to outstanding RSUs. Such shares will be issued at the time the RSUs vest, without any cash consideration payable for those shares.
(5)Consists of shares available for future purchase and issuance, respectively, under the 2020 ESPP and the 2018 Plan. As of December 31, 2024, 2,110,961 shares of common stock were available for purchase under the 2020 ESPP, and 18,826,554 shares of common stock were available for issuance under the 2018 Plan.
(6)As of December 31, 2024, the maximum aggregate number of shares of common stock reserved for issuance under the 2018 Plan and the 2020 ESPP was 38,446,637 shares and 5,000,000 shares, respectively. This maximum aggregate share reserve is not the same as the shares available for future issuance, which is described in Footnote 5. As of December 31, 2024, the aggregate number of shares of our common stock that may be issued under the 2018 Plan will not exceed the sum of (i) 1,703,964 shares (the number of shares that were available for grant under the 2013 Plan as of immediately prior to the effective date of the 2018 Plan); (ii) 8,800,000 shares (the number of additional shares that were reserved as of the effective date of the 2018 Plan); (iii) 9,900,000 shares that were approved at the Company’s 2020 annual meeting of stockholders; (iv) 7,900,000 shares that were approved at the Company’s 2022 annual meeting of stockholders; (v) 10,000,000 shares that were approved at the Company’s 2023 annual meeting of stockholders; (vi) 11,000,000 shares that were approved at the Company’s 2024 annual meeting of stockholders; and (vii) any returning shares subject to outstanding awards granted under the Prior Plans as such shares become available from time to time due to expiration or termination of such awards, settlement of such awards in cash or forfeitures or repurchases. The number of shares of our common stock available for issuance under the 2018 Plan is increased by: (i) one share for each Prior Plans’ returning share of common stock or 2018 Plan returning share of common stock subject to a stock option grant or stock appreciation right award and (ii) 1.33 shares for each Prior Plans’ returning share of common stock or 2018 Plan returning share of common stock subject to a full value award. The number of shares of common stock reserved for issuance under the 2018 Plan is reduced: (i) on a 1-for-1 basis for each share of common stock subject to a stock option grant or stock appreciation right award, or pursuant to a full-value award made under the 2018 Plan, and (ii) by a fixed ratio of 1.33 shares of common stock for each share of common stock issued pursuant to a full-value award made under the 2018 Plan.
(7)Consists of stock options granted as Inducement Awards under the 2013 Plan. All options granted as Inducement Awards have a maximum term of 10 years.
(8)As of December 31, 2024, options to purchase 26,000 shares were outstanding as Inducement Awards. As a result of the adoption of the 2018 Plan at our 2018 annual meeting of stockholders, no additional stock awards may be granted as Inducement Awards. Accordingly, for purposes of the table above, no shares remained available for issuance as Inducement Awards under the 2013 Plan as of December 31, 2024.

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Table of Contents	Proposal No. 3

Board Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the approval of the amendment and restatement of the Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan.

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Proposal No. 4:
Ratification of Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP, our independent registered public accounting firm during 2024, to serve in the same capacity for the year ending December 31, 2025 and is asking the stockholders to ratify this appointment.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Sangamo and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Principal Accounting Fees and Services

The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for 2024 and 2023:

	Year Ended December 31,
	2024	2023
	($)	($)

Audit fees and expenses(1)	2,299,175	2,387,538
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	2,299,175	2,387,538
(1)Includes fees and expenses for the audit of our annual financial statements included in our annual reports on Form 10-K and the related audit of internal control over financial reporting, review of interim financial statements included in our quarterly reports on Form 10-Q, consultations regarding accounting and auditing matters, fees in connection with the filing of our registration statements on Form S-3 and Form S-8 and related amendments and services normally provided in connection with statutory and regulatory filings.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Under its charter, the Audit Committee must pre-approve all engagements of the independent registered public accounting firm for the performance of all audit and non-audit services that are not prohibited and the fees for such services. The Audit Committee has delegated to its Chair the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings. If the Chair approves any such engagements, he will report such approval to the full Audit Committee not later than the next committee meeting.
The Audit Committee has determined that the rendering of other professional services for tax compliance and tax advice by Ernst & Young LLP is compatible with maintaining their independence. The Audit Committee has established a policy governing our use of Ernst & Young LLP for non-audit services. Under the policy, management may use Ernst & Young LLP for non-audit services that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered.

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Table of Contents	Proposal No. 4
The services provided by Ernst & Young LLP in 2024 were pre-approved in accordance with this policy.

Board Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2025.

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Executive Officers
The following table sets forth information regarding our current executive officers as of April 17, 2025:

Name	Age	Position

Alexander D. Macrae, M.B., Ch.B., Ph.D.	62	President & Chief Executive Officer; Director
Gregory Davis, Ph.D.	55	Head of Research & Technology
Nathalie Dubois-Stringfellow, Ph.D.	63	Chief Development Officer
Prathyusha Duraibabu	46	Chief Financial Officer
Scott B. Willoughby	50	Chief Legal Officer & Corporate Secretary
Alexander D. Macrae. Biographical information regarding Dr. Macrae is set forth under “Proposal No. 1: Election of Directors.”
Gregory Davis, Ph.D. has served as Sangamo’s Head of Research & Technology since October 2024 and previously served as our Head of Technology from November 2023 to October 2024, and as our Vice President, Genome Engineering from May 2020 to November 2023. Prior to his current role, Dr. Davis has spent over 20 years in academia and biotech, working in the areas of genome editing, cell engineering and directed protein evolution. From 2005 to 2020, Dr. Davis held various roles of increasing responsibility at Sigma-Aldrich, the American chemical, life science and biotechnology company owned by Merck Group, most recently as Head of Genome Engineering R&D from November 2015 to May 2020, where he worked on the development of genome editing tools. Dr. Davis received his B.S. in Chemical Engineering from the University of Texas at Austin and his Ph.D. in Chemical Engineering from the University of Oklahoma.
Nathalie Dubois-Stringfellow, Ph.D. has served as our Chief Development Officer since August 2022 and is responsible for overseeing the strategy and execution of all development programs which integrate clinical science and operations, regulatory affairs, development sciences and program and portfolio management for Sangamo’s wholly owned and partnered programs. She has over 30 years of experience implementing and managing preclinical and clinical development of biologic therapies in oncology, as well as immune, infectious and genetic diseases. More recently she has led teams developing gene and cell therapy products for hemophilia, hemoglobinopathies, HIV, lysosomal diseases, neurodegenerative diseases and renal transplant. Dr. Dubois-Stringfellow joined Sangamo in January 2011 as Senior Director, Project Management and later served as our Vice President, Product Development and Management from January 2016 to September 2019 and as our Senior Vice President, Product Development and Management from September 2019 to August 2022. Prior to joining Sangamo, she worked in discovery research, preclinical research, project leadership, clinical development and portfolio management at Chiron Corp., Bayer Corp., Signature Biosciences, Inc. and XOMA LLC. Dr. Dubois-Stringfellow received her M.S. in Genetics and Immunology and her Ph.D. in Human Genetics from the Université Pierre et Marie Curie in Paris, France.
Prathyusha Duraibabu has served as our Chief Financial Officer since June 2021, and previously served as our Vice President, Finance from March 2019 to May 2021. Ms. Duraibabu has over two decades of experience in optimizing financial operations, driving organizational change, building diverse teams and delivering results. Prior to joining the Company, Ms. Duraibabu served as Corporate Controller at Pacific Biosciences of California, Inc., a public commercial biotechnology company, from June 2010 to March 2019. At Pacific Biosciences, she was responsible for global financial operations, strategy, audit and tax. Ms. Duraibabu received a Bachelors of Accounting from Oxford Brookes University in Oxford, United Kingdom and an M.B.A. from San Jose State University. Ms. Duraibabu is a Certified Public Accountant in the State of California.

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Table of Contents	Executive Officers
Scott B. Willoughby has served as our Chief Legal Officer & Corporate Secretary since August 2021 (previously General Counsel & Corporate Secretary prior to February 2025). Mr. Willoughby is responsible for all legal, intellectual property, human resources and compliance matters for Sangamo and has over two decades of experience in advising global public and private companies across multiple industries, including biotechnology, healthcare and technology. Mr. Willoughby joined Sangamo in March 2020 as Head of Corporate Law. Prior to joining Sangamo, Mr. Willoughby served as Deputy General Counsel at Achaogen, Inc., an anti-infectives biotechnology company. Earlier in his career, Mr. Willoughby held senior counsel roles at McKesson Corporation, Uber Technologies, The Clorox Company and Latham & Watkins LLP where he built his expertise in corporate governance, SEC reporting, corporate finance, compliance, M&A, licensing and international expansion. Mr. Willoughby received a B.A. and J.D. from the University of California, Berkeley.

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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to Sangamo with respect to the beneficial ownership of our common stock as of April 17, 2025, except as noted, by (i) all persons who were beneficial owners of 5% or more of our common stock based on 229,192,802 shares outstanding as of April 17, 2025, (ii) each current director (which includes all nominees for director), (iii) each of our named executive officers, and (iv) all current directors and executive officers as a group. The percentages in the following table are calculated based on 229,192,802 shares outstanding as of April 17, 2025. Shares of common stock issuable upon the settlement of RSUs, exercise of options or shares that may be purchased pursuant to the 2020 ESPP, in each case which settle or become exercisable within 60 days after April 17, 2025, are deemed outstanding for purposes of computing the percentage ownership of the person holding such RSUs, options or shares that may be purchased pursuant to the 2020 ESPP, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Sangamo Therapeutics, Inc., 501 Canal Boulevard, Richmond, CA 94804. Except as otherwise indicated or to the extent authority may be shared by both spouses under applicable law, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)

Wasatch Advisors, Inc.(1) 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	13,993,410	6.1%
Alexander D. Macrae(2)	4,658,755	2.0%
Courtney Beers(3)	166,649	*
Robert F. Carey(4)	283,750	*
Nathalie Dubois-Stringfellow(5)	940,052	*
Prathyusha Duraibabu(6)	855,523	*
Kenneth J. Hillan(7)	223,750	*
Margaret A. Horn(8)	166,649	*
John H. Markels(9)	220,534	*
James R. Meyers(10)	243,750	*
H. Stewart Parker(11)	286,750	*
Karen L. Smith(12)	261,250	*
Scott B. Willoughby(13)	780,595	*
All current directors and executive officers as a group (13 persons)(14)	9,355,769	4.1%
*Less than 1%.
(1)This information is solely on information contained in the Schedule 13G/A filed with the SEC on January 7, 2025 by Wasatch Advisors LP. Includes warrants to purchase up to 4,761,905 shares of common stock.
(2)Includes (i) 3,375,148 shares of common stock issuable upon the exercise of stock options within 60 days after April 17, 2025 and (ii) RSUs covering 264,747 shares of common stock that vest and become issuable within 60 days of April 17, 2025.
(3)Includes (i) 115,250 shares of common stock subject to options exercisable within 60 days after April 17, 2025, of which 109,000 shares fully vest within 60 days after April 17, 2025, and the remaining 6,250 shares are currently exercisable but do not vest within 60 days after April 17, 2025 and would be subject to repurchase upon cessation of continuous service if exercised prior to vesting and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management
(4)Includes (i) 209,150 shares of common stock subject to options exercisable within 60 days after April 17, 2025, all of which fully vest within 60 days after April 17, 2025 and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(5)Includes (i) 503,865 shares of common stock issuable upon the exercise of stock options within 60 days after April 17, 2025, (ii) RSUs covering 94,071 shares of common stock that vest and become issuable within 60 days after April 17, 2025 and (iii) 5,000 shares of common stock that may be purchased pursuant to the 2020 ESPP within 60 days after April 17, 2025. The maximum number of shares of common stock that may be purchased pursuant to the 2020 ESPP is 5,000, however the actual amount of shares to be purchased is dependent upon stock price and employee contribution elections and is not determinable with specificity at this time.
(6)Includes (i) 445,938 shares of common stock issuable upon the exercise of stock options within 60 days after April 17, 2025 and (ii) RSUs covering 94,071 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(7)Includes (i) 149,150 shares of common stock subject to options exercisable within 60 days after April 17, 2025, all of which fully vest within 60 days after April 17, 2025 and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(8)Includes 115,250 shares of common stock subject to options exercisable within 60 days after April 17, 2025, of which 109,000 shares fully vest within 60 days after April 17, 2025, and the remaining 6,250 shares are currently exercisable but do not vest within 60 days after April 17, 2025 and would be subject to repurchase upon cessation of continuous service if exercised prior to vesting and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(9)Includes (i) 149,150 shares of common stock subject to options exercisable within 60 days after April 17, 2025, all of which fully vest within 60 days after April 17, 2025, and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(10)Includes (i) 169,150 shares of common stock subject to options exercisable within 60 days after April 17, 2025, all of which fully vest within 60 days after April 17, 2025, and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(11)Includes (i) 199,150 shares of common stock subject to options exercisable within 60 days after April 17, 2025, all of which fully vest within 60 days after April 17, 2025, and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(12)Includes (i) 184,150 shares of common stock subject to options exercisable within 60 days after April 17, 2025, all of which fully vest within 60 days after April 17, 2025, and (ii) RSUs covering 25,000 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(13)Includes (i) 364,965 shares of common stock issuable upon the exercise of stock options within 60 days after April 17, 2025 and (ii) RSUs covering 93,069 shares of common stock that vest and become issuable within 60 days after April 17, 2025.
(14)Consists of (i) 2,450,005 shares of common stock held by our current directors and executive officers as a group, (ii) 6,139,035 shares of common stock issuable upon the exercise of stock options held by our current directors and executive officers within 60 days after April 17, 2025 and (iii) RSUs covering 766,729 shares of common stock that vest and become issuable within 60 days after April 17, 2025.

Sangamo Therapeutics	49	2025 Proxy Statement

Executive Compensation
Introduction
We currently qualify as a "smaller reporting company" under Item 10 of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the applicable disclosure rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2024 executive compensation program for our named executive officers.
The following members of our executive management team are collectively referred to herein as our named executive officers for the year ended December 31, 2024:

Named Executive Officers

Alexander D. Macrae	President & Chief Executive Officer
Nathalie Dubois-Stringfellow	Chief Development Officer
Prathyusha Duraibabu	Chief Financial Officer
Scott B. Willoughby	Chief Legal Officer & Corporate Secretary

We have chosen to include one additional named executive officer for 2024 than required by the SEC's rules for smaller reporting companies, because we believe this provides stockholders with a more complete understanding of our executive compensation program.
Overview of our Executive Compensation Program

Our Business
We are a genomic medicine company committed to translating ground-breaking science into medicines that transform the lives of patients and families afflicted with serious neurological diseases. We believe our zinc finger epigenetic regulators are ideally suited to potentially address devastating neurology disorders and our capsid discovery platform has demonstrated the ability to expand delivery beyond currently available intrathecal delivery capsids, including in the central nervous system, or CNS, in preclinical studies. See “—Summary Compensation Table—Narrative Disclosure to the Summary Compensation Table—2024 Cash Incentive Compensation” below for an analysis of how executive compensation was impacted by the attainment of our corporate objectives.
Objectives of Our Compensation Program
We are focused on translating groundbreaking science into genomic medicines with the potential to transform people’s lives using our platform technologies in gene therapy, cell therapy and genome engineering. To achieve this strategic business objective, we emphasize recruiting executives with significant industry or scientific experience, including in the areas of clinical development, medical affairs, product development, commercial planning and research innovation. This is a highly competitive industry, and our success depends upon our ability to attract and retain qualified executives through competitive compensation packages. The Compensation Committee administers the compensation programs for our executive officers with this competitive environment and our need to attract and retain qualified executives in mind.
To this end, the primary objectives of our compensation program are to:
•Attract & Retain highly qualified executives with extensive industry or scientific experience by providing a competitive compensation package that includes long-term incentives that provide significant retentive value.
•Reward executives for our success in meeting annual clinical development and other research and operational goals.
•Align the interests of our executives with those of our stockholders.

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Table of Contents	Executive Compensation
•Recognize company success and the contributions made by individuals.
Alignment of Executive Compensation Program with Business Strategy
Biotechnology research, development and commercialization require sustained and focused effort over many years and involve a high degree of risk. In order to align stockholder and executive interests, the Compensation Committee is committed to a program that rewards meeting long-term, strategic objectives, as well as annual incentive goals that are designed to drive achievement of our short- and long-term business objectives.
The Compensation Committee generally believes that a formulaic or purely quantitative approach to executive compensation is not the best way to foster long-term success for us as a clinical-stage biotechnology company that is not yet profitable. Instead, the Compensation Committee sets annual performance objectives on which it believes our executive officers should focus during the year in order to achieve our business goals, including, for 2024, aggressive pre-established clinical, R&D, manufacturing, business and corporate development objectives.
The Compensation Committee strives to create a positive relationship between its compensation program and our corporate performance and considers competitive market dynamics, the business environment in which the results were achieved and any unplanned positive or negative events when making compensation decisions. A significant portion of the total compensation opportunity for each of our named executive officers is directly related to performance tied to specific business and strategic objectives as well as stock price performance through the long-term incentive plan. For 2024, we structured 71% of Dr. Macrae’s target total compensation and 60% of each of the other named executive officers’ target total compensation as variable or at-risk pay in the form of cash incentive opportunity and equity awards. “Target total compensation” consists of base salary, cash incentive opportunity (for 2024, both the target bonus under our annual Incentive Compensation Plan and the Cash Retention Award Program) and equity awards granted in 2024, based on the grant date fair values as reported in the Summary Compensation Table.
In order to assure that the compensation programs for our named executive officers remain competitive with peer companies, accomplish our pay-for-performance objectives, and create rewards for the realization of our long-term strategic objectives, the Compensation Committee works with Aon to obtain the advice and market data needed to ensure that the compensation programs achieve these goals.
Key Features of Our Executive Compensation Program

What We Do	What We Don’t Do

✔Design executive compensation to align pay with performance
✔Emphasize performance-based compensation, with 100% of each named executive officer’s cash incentive compensation based on pre-established corporate performance goals
✔Hold annual say on pay stockholder vote
✔Maintain a clawback policy
✔Cap the cash incentive compensation plan payouts
✔Conduct independent reviews of the compensation programs in executive sessions separate from management
✔Subject our program to independent review by the Compensation Committee’s independent compensation consultant

XProvide tax gross-ups
XAllow repricing of stock options without stockholder approval
XGuarantee “single trigger” change in control cash payments
XOffer significant perquisites or personal benefits to our named executive officers
XAllow hedging or pledging of our securities by employees
XOffer a defined benefit pension plan, deferred compensation plan or supplemental executive retirement plan

Oversight of Executive Compensation
The Compensation Committee is comprised of independent, non-employee members of the Board and is responsible for evaluating and determining the compensation paid to the named executive officers, except for Dr. Macrae, whose compensation is approved by the Board upon recommendation by the Compensation Committee. The Compensation Committee retains an independent compensation consultant to assist the Compensation Committee in making executive compensation decisions. For 2024, the Compensation Committee engaged Aon as its independent

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Table of Contents	Executive Compensation
compensation consultant. In making 2024 compensation decisions, the Compensation Committee reviewed market data for each named executive officer’s position, compiled by Aon, from the following peer group of companies for 2024:

Adverum Biotechnologies (ADVM)	bluebird bio (BLUE)
Agenus (AGEN)	Editas Medicine (EDIT)
Alector (ALEC)	FibroGen (FGEN)
Allogene Therapeutics (ALLO)	Fulcrum Therapeutics (FULC)
ALX Oncology (ALXO)	Gritstone bio (GRTS)
AnaptysBio (ANAB)	Mersana Therapeutics (MRSN)
Arcturus Therapeutics (ARCT)	Nektar Therapeutics (NKTR)
Atara Biotherapeutics (ATRA)	NGM Biopharmaceuticals (NGM)
Atea Pharmaceuticals (AVIR)	REGENIXBIO (RGNX)
Aura Biosciences (AURA)	Scholar Rock (SRRK)

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Table of Contents	Executive Compensation
Summary Compensation Table
The following table provides certain summary information for the years ended December 31, 2024 and 2023, when applicable, concerning the compensation earned by (i) our Chief Executive Officer and (ii) our three other most highly compensated executive officers who were serving as executive officers at the end of 2024. These individuals are referred to throughout this Proxy Statement as our “named executive officers.” As noted above, we have chosen to include one additional named executive officer for 2024 than required by the SEC’s rules for smaller reporting companies, because we believe this provides stockholders with a more complete understanding of our executive compensation program.
We have omitted certain columns from the table when there is no disclosure required of the compensation for the named executive officer for that fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Alexander D. Macrae	2024	716,366	—	909,400	—	825,254	6,430	2,457,450
Chief Executive Officer	2023	716,366	—	418,418	1,251,188	—	6,300	2,392,272

Nathalie Dubois-Stringfellow	2024	453,600	—	323,974	—	348,365	6,430	1,132,369
Chief Development Officer	2023	453,600	—	142,145	425,060	—	6,300	1,027,105

Prathyusha Duraibabu	2024	483,960	—	323,974	—	371,681	6,430	1,186,045
Chief Financial Officer	2023	483,960	—	142,145	425,060	—	6,300	1,057,465

Scott B. Willoughby	2024	457,800	—	323,974	—	351,590	6,430	1,139,794
Chief Legal Officer & Corporate Secretary(5)			—			—		—

(1)The amounts reflect the aggregate grant date fair value of the RSUs awarded to the named executive officer for the applicable year, calculated in accordance with ASC 718, without taking into account any estimated forfeitures. The grant date fair value of the RSUs is measured based on the closing price of the underlying common stock on the date of grant.
(2)The amounts represent the aggregate grant date fair value of the stock option grants for each indicated year in accordance with ASC 718 using the Black-Scholes option valuation model and without taking into account any estimated forfeitures. The assumptions used in the calculation of such grant date fair values are described in Note 9 of the Notes to Consolidated Financial Statements included in the 2024 Form 10-K.
(3)The amounts reflect the cash bonus awards earned by the named executive officer under the Cash Incentive Compensation Program under the Incentive Plan for the indicated year, plus for 2024, the Cash Retention Award earned under the 2024 Cash Retention Award Program. See “—Narrative Disclosure to the Summary Compensation Table—2024 Cash Incentive Compensation” and “—Narrative Disclosure to the Summary Compensation Table—2024 Cash & Equity Retention Award Program” below. Note that the named executive officers did not earn any cash bonus awards under the 2023 Incentive Plan and that the cash bonus awards earned by the named executive officers under the 2024 Incentive Plan have not yet been paid.
(4)The amounts for 2024 include matching payments of $5,000 made to each named executive officer under our 401(k) Plan, a qualified deferred compensation plan under Section 401(k) of the Code, and life insurance premiums paid by us on behalf of the named executive officer in the amount of $1,430.
(5)Mr. Willoughby has not been a named executive officer of Sangamo prior to 2024.
Narrative Disclosure to the Summary Compensation Table

2024 Base Salary
In early 2024, due to financial constraints and the need to conserve capital to support our operations, the Compensation Committee determined not to increase the base salaries of the named executive officers in 2024 from their base salary amounts in 2023.
2024 Cash Incentive Compensation
Our Incentive Compensation Plan provides for annual cash incentive compensation to reward executive officers based on our achievement of pre-established corporate goals for all executive officers. To further align the leadership team’s incentive compensation with the Company’s achievement of pre-established corporate performance goals, the Compensation Committee determined that each executive officer’s 2024 cash incentive compensation opportunity would remain at the same level in place for 2023 and be based solely on corporate performance as described

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below, with a cap of 150% of target cash incentive compensation plan payout. As a result, no individual performance goals were assigned to any executive officer under the 2024 Cash Incentive Compensation Program. The program included several aggressive goals to encourage our employees to achieve more than target performance.
Each of the key corporate objectives and our rating for each key objective, as assessed by the Compensation Committee and the Board in early 2025, are described below. The Compensation Committee and Board determined that the Company achieved its 2024 key corporate objectives at the 92% level.

Key Corporate Objectives	Outcome	Rating

Corporate Development and Capital Management
•Extend cash runway to end of 2025 through a combination of equity fundraising, new collaborations and license agreements, monetization of intellectual property, milestones or royalties, cost savings initiatives or other means.
•Secure collaboration or financing partner to continue advancing Fabry disease program.

•Raised over $102 million in 2024 through a combination of business development transactions, equity sales and cost savings initiatives, extending cash runway into Q2 2025. Rating reflects that cash runway was not extended to end of 2025.
•Significantly advanced Fabry partnership discussions. Rating reflects that no partnership was executed in 2024.
27 out of 45 Partially meets expectations (60%)

Fabry Disease Program
•Complete dosing in Phase 1/2 study of Fabry disease program.
•Achieve regulatory alignment with FDA on potential paths to approval for Fabry disease program.
•Complete EMA Prime meeting for alignment on strategy for scientific advice and to discuss potential paths to approval.

•Completed dosing in Phase 1/2 study of Fabry disease program.
•Achieved regulatory alignment with FDA on accelerated approval pathway using eGFR slope at 52 weeks for all patients in Phase 1/2 STAAR study. Rating reflects removal of requirement of Phase 3 trial and acceleration of potential approval by an estimated three years.
•Completed EMA Prime meeting for alignment on strategy.
15 out of 10 Significantly exceeds expectations (150%)

Neurology Programs
•Advance preclinical, clinical, regulatory and manufacturing activities for Nav 1.7 and prion disease programs.
•Submit IND for Nav 1.7 program to FDA.
•Develop enterprise strategy for future therapies addressing new neurology indications.

•Filed and received clearance of IND for Nav 1.7 program ahead of schedule. Developed clinical protocol and screening strategy. Completed GLP Tox study and data analysis. Signed contract with clinical CRO. Manufactured GMP lot for clinical study. Manuscript on Nav 1.7 preclinical data published in BioRxiv.
•Optimized clinical construct for prion study. Identified site for clinical manufacturing. Drafted study protocol synopsis. Presented data at Prion 2024 conference. Established patient advocacy relationships. Filed patent for clinical lead ZFR.
•Rating reflects that enterprise strategy for future neurology indications was in progress but not yet finalized in 2024.
19 out of 20 Mostly meets expectations (95%)

Platforms & Capabilities
•Progress AAV capsid discovery platform, enabling increasingly efficient delivery routes.
•Identify and optimize STAC-BBB capsid, including receptor identification and manufacturing.
•Continue advancing zing finger epigenetic regulation technology platform to support long-term neurology strategy.
•Advance platform innovations, especially the Modular Integrase (MINT) platform.
•Support Sangamo’s pipeline through manufacturing and process optimization, appropriately balancing in-house and outsourced technical operations activities.

•Published industry leading data on STAC-BBB capsid showing 700-fold higher expression than AAV9 and 7-fold higher expression than previous industry-leading IV capsid.
•Executed two new STAC-BBB licenses with Genentech and Astellas, generating $70m in non-dilutive funds for Sangamo operations. Third potential license was in negotiation.
•Identified a potential STAC-BBB receptor candidate.
•Discovered new AAV capsid with potential to enable high throughput small scale AAV synthesis.
•Achieved significant boost in MINT activity at therapeutically relevant target genes using Bxb1 variants. Published MINT data on BioRxiv.
18.75 out of 15 Partially exceeds expectations (125%)

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Key Corporate Objectives	Outcome	Rating

G&A
•Advance core programs at a financially sustainable pace, while carefully managing budgets and prioritizing and gating spend to conserve cash through anticipated funding inflection points.
•Build a sustainable, compliant and high performing business.
•Cost-effectively manage the wind down of the French CAR-Treg business.

•Reduced non-GAAP operating expenses by ~50% while continuing to deliver on core operations and project investments and compliance objectives. Instituted assertive working capital management with suppliers and vendors.
•Successfully managed implementation of reductions in force in US and UK. Instituted cash retention award program to promote employee focus on fund raising activities. Retained critical employees.
•Completed cost efficient decommissioning and shutdown of French CAR-Treg business and termination of all French employees on schedule and within budget.
•Sustained rigorous compliance program.
12.5 out of 10 Partially exceeds expectations (125%)

Accordingly, each of our named executive officers has earned a bonus payment calculated based on their annual target bonus multiplied by our 92% corporate objective achievement, as reflected below. In February 2025, due to financial constraints and the need to conserve capital to support our operations, the Board and Compensation Committee determined not to pay these bonus payments to the named executive officers until the Compensation Committee has determined that the Company has raised adequate additional funding. Note that our named executive officers did not earn any bonus payment under the Incentive Plan in 2023.

		Target
Name	Position	% of Base Salary	Amount ($)	Award Earned(1) ($)	Award Earned as a % of Target

Alexander D. Macrae	Chief Executive Officer	60	429,820	395,434	92.0
Nathalie Dubois-Stringfellow	Chief Development Officer	40	181,440	166,925	92.0
Prathyusha Duraibabu	Chief Financial Officer	40	193,584	178,097	92.0
Scott B. Willoughby	Chief Legal Officer & Corporate Secretary	40	183,120	168,470	92.0

(1)The 2024 cash incentive award earned by each named executive officer will be authorized for payment by the Compensation Committee once it has determined that the Company has raised adequate additional funding.
2024 Cash & Equity Retention Award Program
Due to significant capital preservation measures implemented in late 2023 and early 2024, including a decision by the Board to award no cash bonus awards under the 2023 Incentive Plan to named executive officers, in January 2024, the Board approved a retention program for our US and UK employees that was designed to manage the acute risk of losing key employees at a critical stage for the Company as we sought to raise additional capital and execute on our development priorities and ongoing operations (the “Retention Program”). Under the Retention Program, our US and UK employees, including our named executive officers, had the opportunity to earn cash retention awards (the “Cash Retention Award”) tied to the achievement of specific capital raising milestones deemed critical to the Company’s ongoing viability, The Cash Retention Awards were not intended as a substitute for annual cash bonus awards under the 2023 Incentive Plan. In addition, US and UK employees, including our named executive officers, were granted retention RSU awards (the “Retention RSUs”) in the amounts set forth in the table below in January 2024, in lieu of our typical practice of granting annual 2024 equity awards.

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Name	Position	Cash Retention Award Opportunity (Maximum) ($)	Retention RSUs (# shares)

Alexander D. Macrae	Chief Executive Officer	429,820	2,000,000
Nathalie Dubois-Stringfellow	Chief Development Officer	181,440	712,500
Prathyusha Duraibabu	Chief Financial Officer	193,584	712,500
Scott B. Willoughby	Chief Legal Officer & Corporate Secretary	183,120	712,500

Our Compensation Committee and Board believe that the Retention Program was critical to retain our named executive officers during a period of financial uncertainty in order to help us execute on our near-term business strategy and align their interests directly with our stockholders.
The Cash Retention Award was payable in part or in full upon the Compensation Committee’s determination that we achieved certain “cash extension” milestones during 2024 and was subject to the officers’ continued service through the Compensation Committee’s certification of such achievement. Specifically, 50% of the Cash Retention Award was payable upon securing a cash extension of $50 million, with an additional 25% of the Cash Retention Award payable upon securing a total aggregate cash extension of $75 million and an additional 25% of the Cash Retention Award payable upon securing a total aggregate cash extension of $100 million or more. A “cash extension” for purposes of the Cash Retention Award meant that we had secured an additional amount of cash resources available to fund Company operations (including through proceeds generated through issuances of equity securities and business development transactions and/or expense reductions but excluding debt) of $100 million or more by the end of 2024. The Compensation Committee determined that these milestones were appropriately challenging given the prevailing capital markets environment, the Company’s financial position and the need to maintain operational continuity, all of which the Compensation Committee viewed as essential to the Company’s viability as a going concern. The size of the Cash Retention Award (at maximum payout opportunity) was equal to each named executive officer’s annual target bonus under the 2023 Incentive Plan. The Compensation Committee determined that we had received a cash extension of more than $100 million in 2024 and accordingly each of our named executive officers earned and received their full Cash Retention Award. 50% of the award was paid in September 2024 and 50% of the award was paid in January 2025.
The Retention RSUs replaced the annual equity award grants for 2024, and vest over a two-year period, with 50% vesting on the one-year anniversary of the grant date and the remainder vesting quarterly thereafter, subject to the officer’s continued service and acceleration upon certain change in control events. The Compensation Committee and Board determined the size of the Retention RSUs in amounts they determined were necessary and appropriate to deliver the intended retention purposes of the award, after considering a variety of factors, including market data, the retention value of current awards, the competitive landscape for our experienced leaders to take a role at another organization, the time to key milestones, and the level of dilution.
The Compensation Committee and Board believe that the 2024 Cash & Equity Retention Award Program directly contributed to stabilizing our leadership team, enabling critical financing initiatives that materially strengthened our liquidity and extended our operational runway, outcomes which directly aligned with the interest of our stockholders in maintaining our viability and enhancing long-term enterprise value.
Other Compensatory Arrangements, Policies and Practices

401(k) Plan. Our executive officers are eligible to participate in the 401(k) Plan. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401 of the Code. The 401(k) Plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to a statutory annual limit. The 401(k) Plan also permits us to make discretionary contributions and matching contributions, subject to established limits. In 2024, we made a matching contribution, which was subject to an annual limit of $5,000 per employee.
Other Benefits. Our executive officers are eligible to participate in all of our benefit plans, such as our medical, dental, vision, short-term disability, long-term disability and group life insurance plans and our employee stock purchase plans (including the 2020 ESPP), in each case generally on the same basis as other employees. We also have a Section 125 flexible benefits healthcare plan and a flexible benefits childcare plan under which employees can set aside pre-tax funds to pay for qualified healthcare expenses and qualified childcare expenses not reimbursed by insurance,

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respectively. We do not currently offer pension or other retirement benefits in the United States but do offer pension or other retirement benefits in certain other countries.
Clawback Policy. In November 2023, the Compensation Committee adopted an incentive compensation recoupment policy, or the Clawback Policy, that complies with the listing standards adopted by Nasdaq that implement the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and applies to our executive officers (as defined in applicable SEC rules). The Clawback Policy requires our company to recover from covered executive officers the amount of erroneously awarded compensation resulting from an accounting restatement due to the material noncompliance of our company with any financial reporting requirement under the securities laws. The Clawback Policy applies to incentive compensation that is received by a covered officer on or after October 2, 2023.
In addition, as a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our CEO and CFO may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information. From time to time, the Company grants equity awards, including stock options, to its employees and members of the Board. Equity awards are generally granted to employees, including executives, when they are hired, and employees are eligible for additional equity awards in connection with annual performance reviews each year or as otherwise determined appropriate by our Compensation Committee or Board.
We maintain written procedures for the timing of granting stock options and RSUs to our employees. Our equity grant procedures in place during 2024 provide that options and/or RSUs granted to new employees or for mid-year promotions are generally granted on the 10th day of the month (the “monthly grant date”) immediately following the month of the employee’s hire date or promotion date (or if such day was not a trading day, the immediately preceding trading day). However, if we believe we may be in possession of material, nonpublic information (“MNPI”) on a monthly grant date, we will generally delay the grant of the award to the next monthly grant date. For annual equity awards (which may consist of options and/or RSUs) granted to employees, our equity grant procedures provide that such awards are granted on the 25th day of February, or the last trading day preceding the 25th of February, unless otherwise determined by the Board or Compensation Committee.
Our non-employee directors receive grants of initial and annual stock option and RSUs awards at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of the Company’s stockholders, which are granted automatically pursuant to the terms of our Automatic Director Grant Program under our 2018 Plan, as further described under the heading, “Director Compensation—Equity Incentives Granted under our 2018 Plan” above.
The Company does not grant equity awards in anticipation of the release of MNPI and we do not time the release of MNPI based on equity award grant dates or for the purposes of affecting the value of executive compensation. During 2024, we did not grant any stock options to our named executive officers.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides certain summary information concerning outstanding equity awards held by the named executive officers as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)

Alexander D. Macrae	02/24/2023	412,903	321,147	2.66	02/23/2033	—	—
	02/25/2022	567,000	37,800	5.90	02/24/2032	—	—
	02/25/2021	265,218	11,532	11.19	02/24/2031	—	—
	02/25/2020	337,500	—	6.80	02/24/2030	—	—
	02/25/2019	379,500	—	9.03	02/24/2029	—	—
	01/24/2018	189,000	—	20.05	01/23/2028	—	—
	01/26/2017	360,000	—	3.50	01/25/2027	—	—
	06/03/2016	700,000	—	7.07	06/02/2026	—	—
	01/22/2024	—	—	—	—	2,000,000	2,040,000
	02/24/2023	—	—	—	—	73,735	75,210
	02/25/2022	—	—	—	—	21,000	21,420
Nathalie Dubois-Stringfellow	02/24/2023	140,273	109,102	2.66	02/23/2033	—	—
	02/25/2022	114,159	7,611	5.90	02/24/2032	—	—
	02/25/2021	46,000	2,000	11.19	02/24/2031	—	—
	02/25/2020	55,000	—	6.80	02/24/2030	—	—
	02/25/2019	15,628	—	9.03	02/24/2029	—	—
	01/24/2018	30,000	—	20.05	01/23/2028	—	—
	01/26/2017	54,229	—	3.50	01/25/2027	—	—
	01/22/2024	—	—	—	—	712,500	726,750
	02/24/2023	—	—	—	—	25,049	25,550
	02/25/2022	—	—	—	—	4,229	4,314
Prathyusha Duraibabu	02/24/2023	140,273	109,102	2.66	02/23/2033	—	—
	02/25/2022	103,781	6,919	5.90	02/24/2032	—	—
	06/11/2021	13,125	1,875	11.76	02/24/2031	—	—
	02/25/2021	26,354	1,146	11.19	02/24/2031	—	—
	02/25/2020	33,000	—	6.80	02/24/2030	—	—
	04/25/2019	80,500	—	11.85	04/24/2029	—	—
	01/22/2024	—	—	—	—	712,500	726,750
	02/24/2023	—	—	—	—	25,049	25,550
	02/25/2022	—	—	—	—	3,844	3,921

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)

Scott B. Willoughby	02/24/2023	112,218	87,282	2.66	02/23/2033	—	—
	02/25/2022	103,781	6,919	5.90	02/24/2032	—	—
	08/13/2021	12,500	2,500	10.05	08/12/2031	—	—
	02/25/2021	26,354	1,146	11.19	02/24/2031	—	—
	04/24/2020	69,000	—	8.32	04/23/2030	—	—
	01/22/2024	—	—	—	—	712,500	726,750
	02/24/2023	—	—	—	—	20,039	20,440
	02/25/2022	—	—	—	—	3,844	3,921

(1)Options granted on February 24, 2023 vest and become exercisable in accordance with the following schedule: 25% of the shares vest on the first anniversary of the grant date, and the remaining option shares will vest and become exercisable in 24 equal monthly installments over the 24-month period measured from the first anniversary of the option grant date, subject to the executive officer’s continuous service through each applicable vesting date. Options granted prior to February 24, 2023 are subject to the following vesting schedule: 25% of the option shares vest and become exercisable on the first anniversary of the option grant date, and the remaining option shares will vest and become exercisable in 36 equal monthly installments over the 36-month period measured from the first anniversary of the option grant date, subject to the executive officer’s continuous service through each applicable vesting date. Each option will vest on an accelerated basis in connection with certain terminations and changes in control, as described under the heading “—Employment Contracts and Separation and Change in Control Agreements.” Each option has an expiration date at the end of the 10-year period measured from the grant date, unless terminated earlier following the optionee’s termination of service.
(2)RSUs granted on January 22, 2024 were granted under the 2024 Retention Program and vest over a two-year period, with 50% vesting on the one-year anniversary of the grant date, and the remainder vesting quarterly thereafter over the one-year period measured from the first anniversary of the grant date, subject to the executive officer’s continuous service through each applicable vesting date. RSUs granted on February 24, 2023 vest and becomes exercisable in accordance with the following schedule: 25% of the shares vest on the first anniversary of the grant date, and the remainder of the shares will vest in eight successive equal quarterly installments thereafter over the two-year period measured from the first anniversary of the grant date, subject to the executive officer’s continuous service through each applicable vesting date. RSUs granted on February 25, 2022 vest and become exercisable in three successive equal annual installments over the three-year period measured from the grant date, subject to the executive officer’s continuous service through each applicable vesting date. Each RSU will vest on an accelerated basis in connection with certain terminations and changes in control of the Company, as described under the heading “—Employment Contracts and Separation and Change in Control Arrangements.”
(3)Based on the $1.02 closing price of our common stock on December 31, 2024, the last trading day of fiscal 2024.

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Employment Contracts and Separation and Change in Control Arrangements
Employment Agreements with our Named Executive Officers

Dr. Macrae
In May 2016 we entered into an employment agreement with Dr. Macrae that took effect June 1, 2016, which sets forth the terms and conditions of his employment as Chief Executive Officer. Pursuant to his employment agreement, Dr. Macrae will receive a base salary and an annual cash bonus based upon our company’s achievement of specified objectives under our Incentive Plan with a target cash bonus based on a percentage of his base salary. Dr. Macrae’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2024, Dr. Macrae’s base salary was $716,366 and his target cash bonus was 60% of his base salary.
Dr. Macrae’s employment agreement also provided for a $200,000 sign-on bonus, as well as an initial equity grant of stock options under the 2013 Plan to acquire 700,000 shares of our common stock, which vested on the same terms as other discretionary awards under the 2013 Plan. Dr. Macrae is also entitled to be nominated for election to our Board of Directors for so long as his employment agreement is in effect. Although Dr. Macrae’s employment agreement includes certain benefits payable to him in connection with separation from service, such terms were waived by Dr. Macrae in connection with the March 2017 adoption of the Severance Plan, as amended and restated most recently in October 2023, which now governs his severance benefits. The terms of the Amended Severance Plan are described below under “—Executive Severance Plan.”
Dr. Dubois-Stringfellow
In January 2011, we entered into an employment agreement with Dr. Dubois-Stringfellow setting forth the terms and conditions of her employment as Senior Director Product Development & Management. Effective August 2022, Dr. Dubois-Stringfellow was promoted to Chief Development Officer and her base salary pursuant to her employment agreement was increased to $420,000 per year and her annual target cash bonus based upon our company’s and her individual achievement of specified objectives under our Incentive Plan was increased to 40% of her base salary. Dr. Dubois-Stringfellow’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2024, Dr. Dubois-Stringfellow’s base salary was $453,600 and her target cash bonus was 40% of her base salary and was based upon our company’s achievement of specified objectives under our Incentive Plan. In addition, Dr. Dubois-Stringfellow’s employment agreement provided that she would be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.
Ms. Duraibabu
In March 2019, we entered into an employment agreement with Ms. Duraibabu setting forth the terms and conditions of her employment as Vice President, Finance. Effective June 1, 2021, Ms. Duraibabu was promoted to Chief Financial Officer and her base salary pursuant to her employment agreement was increased to $436,000 per year and her annual target cash bonus based upon our company’s and her individual achievement of specified objectives under our Incentive Plan was increased to 35% of her base salary. Ms. Duraibabu’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2024, Ms. Duraibabu’s base salary was $483,960 and her target cash bonus under our Incentive Plan was 40% of her base salary. In addition, Ms. Duraibabu’s employment agreement provides that she will be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.
Mr. Willoughby
In March 2020, we entered into an employment agreement with Mr. Willoughby setting forth the terms and conditions of his employment as Vice President and Head of Corporate Law. Effective August 2021, Mr. Willoughby was promoted to Chief Legal Officer & Corporate Secretary (previously General Counsel & Corporate Secretary) and his base salary pursuant to his employment agreement was increased to $400,000 per year and his annual target cash bonus based upon our company’s and his individual achievement of specified objectives under our Incentive Plan was increased to 40% of his base salary. Mr. Willoughby’s base salary and target bonus percentage are subject to annual review by the Compensation Committee and adjustment from time to time by such Committee. In 2024, Mr. Willoughby’s base salary was $457,800 and his target cash bonus was 40% of his base salary and was based upon our company’s achievement of specified objectives under our Incentive Plan. In

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addition, Mr. Willoughby’s employment agreement provided that he would be eligible to receive certain severance benefits under the Amended Severance Plan, which is described below.
Executive Severance Plan

In October 2023, the Compensation Committee of the Board adopted the Amended Severance Plan, which amended and restated the Severance Plan that was originally approved in March 2017.
Under the Amended Severance Plan, Dr. Macrae is eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 18 months of his base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 18, payable over 12 months, reimbursement for his health care coverage costs under COBRA for 18 months, and full acceleration of his outstanding equity awards, and any outstanding options as so accelerated will remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period (as defined below) or (b) cash equal to 18 months of his base salary, payable over 18 months, and COBRA reimbursement for 18 months, if he has an involuntary termination other than during the Change in Control Period. For purposes of all of the named executive officer's benefits under the Amended Severance Plan, the “Change in Control Period” means the period beginning on the date of the Change in Control and ending 12 months after such date.
Under the Amended Severance Plan, Ms. Duraibabu, Dr. Dubois-Stringfellow and Mr. Willoughby are each eligible to receive the following severance benefits: (a) cash equal to the sum of (i) 12 months of base salary and (ii) 1/12 of the target bonus for the year of termination multiplied by 12, payable over 12 months, reimbursement for health care coverage costs under COBRA for 12 months, and accelerated vesting of all outstanding equity awards, and any outstanding options as so accelerated will remain exercisable for a period of 12 months following termination, in the event of an involuntary termination during the Change in Control Period; or (b) cash equal to 12 months of base salary, payable over 12 months, and COBRA reimbursement for 12 months, if there is an involuntary termination other than during the Change in Control Period.
If any of the severance benefits under the Amended Severance Plan would constitute a “parachute payment” within the meaning of Section 280G of the Code, such payments are subject to reduction to the extent doing so would put the recipient in a better after-tax position after taking into account any excise tax that may be incurred under Code Section 4999 in connection with any change in control of the Company or subsequent termination of employment.
2013 Plan

The Compensation Committee of the Board of Directors, as the administrator of the 2013 Plan, has the authority to provide that any outstanding options held by the Chief Executive Officer or any other executive officer or any other unvested equity award made to such individual under the 2013 Plan will vest on an accelerated basis in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following the change in control event. In addition, all outstanding options and RSUs under the 2013 Plan will immediately vest upon a change in control, to the extent not assumed or continued in effect by the successor entity or replaced with an incentive compensation program that preserves the intrinsic value of the award at that time and provides for the subsequent vesting and concurrent payout of that value in accordance with the pre-existing vesting schedules for those awards.
2018 Plan

The Board of Directors, or any committee properly constituted thereof, as the administrator of the 2018 Plan, has the authority to accelerate the time at which an equity award made under the 2018 Plan may first be exercised or vest on an accelerated basis in connection with certain changes in control of the Company. In addition, the 2018 Plan provides that all outstanding options and RSUs under the 2018 Plan held by current employees and non-employee directors will immediately vest upon a change in control, to the extent not assumed or continued in effect by the successor entity or replaced with a similar incentive compensation program, for which the Board of Directors shall set the terms of any assumption, continuation or substitution.

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Pay Versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between Company performance and executive compensation for our principal executive officer, or PEO, and our non-PEO NEOs. As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S‑K applicable to “smaller reporting companies,” we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.
For additional information about our pay-for-performance philosophy and how we align executive compensation with Company performance, see the section under the heading “—Introduction—Overview of our Executive Compensation Program.”
Required Tabular Disclosure of Pay Versus Performance

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and, as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually earned, realized or received by the individuals and the compensation decisions described in the section entitled “Executive Compensation.”

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2) ($)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(3) ($)	Net Income (Loss)(4) ($ Millions)

2024	2,457,450	3,965,784	1,152,736	1,684,478	13.60	(98)
2023	2,392,272	(340,197)	1,043,352	258,128	7.24	(258)
2022	4,806,435	967,855	1,470,480	535,641	41.87	(192)
(1)Alexander D. Macrae was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2022	2023	2024

Prathyusha Duraibabu	Prathyusha Duraibabu	Nathalie Dubois-Stringfellow
D. Mark McClung	Nathalie Dubois-Stringfellow	Prathyusha Duraibabu
R. Andrew Ramelmeier	Jason D. Fontenot	Scott B. Willoughby
Jason D. Fontenot	D. Mark McClung
(2)Compensation actually paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards and Option Awards” column are the totals from the “Stock Awards and Option Awards” columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Adjustment Values for PEO ($)	Compensation Actually Paid to PEO ($)

2024	2,457,450	(909,400)	2,417,734	3,965,784

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Adjustment Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	1,152,736	(323,974)	855,716	1,684,478

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Table of Contents	Executive Compensation
The amounts in the “Inclusion of Equity Adjustment Values” columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO(*) ($)	Total - Inclusion of Equity Adjustment Values for PEO ($)

2024	2,040,000	217,600	160,134	2,417,734

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs(*) ($)	Total - Average Inclusion of Equity Adjustment Values for Non-PEO NEOs ($)

2024	726,750	29,875	99,091	855,716
*In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under generally accepted accounting principles in the United States of America. For options, fair values were estimated using the Black-Scholes formula. The range of estimates used in the option fair value calculations are for 2024, expected life between 3.0 years – 4.5 years, volatility between 50% - 108%, dividend yield of 0%, and risk-free interest rate between 3.0% - 4.8%.
(3)Total stockholder return, or TSR, is determined based on the value of an initial fixed investment of $100 on December 31, 2021. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(4)The amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

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Table of Contents	Executive Compensation
Required Disclosure of the Relationship Between Compensation Actually Paid and Company Performance

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable year.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with the management of the Company.
The Audit Committee has discussed with Ernst & Young LLP, the independent registered public accounting firm that audited our financial statements for the fiscal year ended December 31, 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC.
The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from the Company.
Based on the review of the audited financial statements and the discussions noted above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors of Sangamo Therapeutics, Inc.
Mr. Robert F. Carey
Dr. John H. Markels
Mr. James R. Meyers
The information contained under the heading “Report of the Audit Committee of the Board of Directors” in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, or subject to the liabilities of Section 18 of the Exchange Act.

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Certain Relationships and Related Party Transactions
Policy and Procedures for Review of Related Party Transactions
Consistent with the requirement under Nasdaq listing rules, the Audit Committee of the Board of Directors is responsible for reviewing and providing oversight of all related party transactions as defined under SEC rules and regulations. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the charter of the Audit Committee requires that the Audit Committee approve all related party transactions as defined under SEC rules and regulations. In making its decision to approve or ratify a related party transaction, the Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including but not limited to the risks, costs and benefits to us, the terms and aggregate value of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence.
Transactions with Related Persons; Indemnification
Transactions with Related Persons. Since January 1, 2023, there has not been nor is there currently proposed any transaction or series of similar transactions in which we were or are to be a participant in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest other than described below and other than compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement.
In February 2020, we entered into a global licensing collaboration agreement with Biogen MA Inc. and Biogen International GmbH, which we refer to together as Biogen, for the research, development and commercialization of gene regulation therapies for the treatment of neurological diseases which became effective in April 2020. Concurrently with the execution of the collaboration agreement, we also entered into a stock purchase agreement with BIMA, pursuant to which BIMA purchased 24,420,157 shares of our common stock, or the Biogen Shares, for an aggregate purchase price of $225.0 million. Under the collaboration agreement, Biogen paid us an upfront license fee payment of $125.0 million. On March 17, 2023, Biogen notified us of its termination for convenience, effective June 15, 2023, of the collaboration agreement due to a recent strategic review. For the years ended December 31, 2024 and 2023, we recognized zero and $134.8 million of revenue under the Biogen collaboration agreement.
Pursuant to the terms of the stock purchase agreement, Biogen had agreed to, among other things, certain standstill restrictions, which expired on February 26, 2023. The stock purchase agreement further provided that, subject to certain limitations, upon Biogen’s request, we must register for resale any of the Biogen Shares on a registration statement to be filed with the SEC, until such time as all remaining Biogen Shares may be sold pursuant to Rule 144 promulgated under the Securities Act during any 90-day period.
Indemnification. In addition to the indemnification provisions contained in our Restated Certificate and our Bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers containing provisions that may require us to, among other things, indemnify them against certain liabilities that may arise by reason of their status or service as directors and executive officers. We may amend these indemnification agreements from time-to-time as appropriate.

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Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or a single set of proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” Notices and our proxy materials. A single Notice or a single set of proxy materials, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or set of proxy materials, please notify your broker or us. Direct your written request to Sangamo Therapeutics, Inc., Scott B. Willoughby, Corporate Secretary, 501 Canal Boulevard, Richmond, California 94804 or contact Louise Wilkie at 510-970-6000. Stockholders who currently receive multiple copies of the Notice or sets of proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of a Notice or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single Notice or set of the proxy materials, as applicable, was delivered.

Sangamo Therapeutics	67	2025 Proxy Statement

Other Matters
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy.
It is important that your shares are represented at the Annual Meeting. We urge you to vote your shares via the Internet, over the telephone or, if you received a paper proxy card or voting instruction form by mail, by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.
By Order of the Board of Directors,
/s/ SCOTT B. WILLOUGHBY
Scott B. Willoughby
Chief Legal Officer & Corporate Secretary
Richmond, California
April 30, 2025
Our Annual Report on Form 10-K for the year ended December 31, 2024 is available without charge upon written request to: Corporate Secretary, Sangamo Therapeutics, Inc., 501 Canal Boulevard, Richmond, California 94804. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

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Appendix A
Sangamo Therapeutics, Inc.
2018 Equity Incentive Plan
Adopted by the Compensation Committee of the Board: April 23, 2018
Approved by the Stockholders: June 11, 2018
Amended and Restated by the Compensation Committee of the Board: March 20, 2020
Approved by the Stockholders: May 18, 2020
Amended and Restated by the Board: February 23, 2022
Amended and Restated by the Compensation Committee of the Board: March 25, 2022
Approved by the Stockholders: May 24, 2022
Amended and Restated by the Board: February 21, 2023
Amended and Restated by the Compensation Committee of the Board: March 23, 2023
Approved by the Stockholders: June 1, 2023
Amended and Restated by the Board: March 28, 2024
Amended and Restated by the Compensation Committee of the Board: March 28, 2024
Approved by the Stockholders: June 4, 2024
Amended and Restated by the Compensation Committee of the Board: March 28, 2025
Approved by the Stockholders: June [ ], 2025
1.General.
(a)    Successor to and Continuation of Predecessor Plan. The Plan is the successor to and continuation of the Predecessor Plan. As of the Effective Date, (i) no additional awards may be granted under the Predecessor Plan; (ii) the Predecessor Plan’s Available Reserve will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans; provided, however, that any Prior Plans’ Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan.
(b)    Eligible Award Recipients and Plan Purpose. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards. Only Eligible Directors will receive Awards under the Automatic Grant Program. The Company, by means of the Plan, seeks to secure and retain the services of such persons, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)    Effective Date. The Plan will come into existence on the Effective Date. No Award may be granted under the Plan prior to the Effective Date.
2.    Shares Subject to the Plan.
(a)    Share Reserve.
(i)    Subject to the adjustments in this Section 2 and in Section 6(a), the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (A) 8,800,000 shares (which were approved at the Annual Meeting in 2018); plus (B) 9,900,000 shares (which were approved at the Annual Meeting in 2020); plus (C) 7,900,000 shares (which were approved at the Annual Meeting in 2022); plus (D) 10,000,000 shares (which were approved at the Annual Meeting in 2023); plus (E) 11,000,000 shares (which were approved at the Annual Meeting in 2024); plus (F) 14,000,000 shares (which were approved at the Annual Meeting in 2025); plus (G) the number of Prior Plans’

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Table of Contents	Appendix A
Returning Shares, if any, as such shares become available from time to time; plus (H) 1,703,964 shares (which is the Predecessor Plan’s Available Reserve).
(ii)    The number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan and (B) 1.33 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.
(iii)    The number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one share for each Prior Plans’ Returning Share or 2018 Plan Returning Share (as defined in Section 2(d)(i)) subject to an Appreciation Award and (B) 1.33 shares for each Prior Plans’ Returning Share or 2018 Plan Returning Share (as defined in Section 2(d)(i)) subject to a Full Value Award.
(b)    Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to Section 6(a) regarding Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 123,200,000 shares.
(c)    Actions that Will Not Constitute Issuance of Shares and Will Not Reduce Share Reserve. The following actions will not result in an issuance of shares of Common Stock under the Plan and accordingly will not reduce the number of shares of Common Stock subject to the Share Reserve and available for issuance under the Plan: (i) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; or (ii) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than shares of Common Stock).
(d)    Reversion of Shares to the Share Reserve.
(i)    Shares Available For Subsequent Issuance. If any shares of Common Stock issued pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, then such shares will revert to the Share Reserve and become available again for issuance under the Plan and, for purposes of the Plan, such shares will be the “2018 Plan Returning Shares”.
(ii)    Shares Not Available For Subsequent Issuance. The following shares of Common Stock will not become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of an Appreciation Award or a Full Value Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award or a Full Value Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Appreciation Award or a Full Value Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under any of the Prior Plans is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
(e)    Share Reserve Limit. For clarity, the Share Reserve limit in Section 2(a) is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
3.    Eligibility.
(a)    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are

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Table of Contents	Appendix A
granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(b)    Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
4.    Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)    Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)    by cash or check, bank draft or money order payable to the Company;
(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (A) at the time of exercise the Common Stock is publicly traded, (B) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (C) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (D) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (E) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)    if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (A) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment, and (B) shares of Common Stock will no longer be subject to such Option and will not be exercisable thereafter to the extent that shares issuable upon exercise are reduced to pay the exercise price pursuant to such “net exercise;” or

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Table of Contents	Appendix A
(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)    Transferability. Options and SARs may not be transferred to third-party financial institutions without stockholder approval. The Board may impose such additional limitations on the transferability of an Option or SAR. In the absence of any such determination, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)    Vesting. Subject to Section 10(a), the Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)    Termination of Continuous Service. Subject to Section 4(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(h)    Extension of Exercisability. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be

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prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(i)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Change in Control in which such Award is not assumed, continued or substituted, or (iii) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.    Awards Other Than Options and Stock Appreciation Rights.
(a)    Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board. The terms and conditions of separate Restricted Stock Awards and RSU Awards need not be identical; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)    Form of Award.
(1)    To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)    A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

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(ii)    Consideration.
(1)    A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)    Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)    Vesting. Subject to Section 10(a), the Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)    Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Awards.
(c)    Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.    Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), (iii) the class(es) and number of securities to be granted pursuant to the Automatic Grant Program, and (iv) the class(es) and number of securities and exercise price, strike price or purchase price of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the provisions of this Section 6(a), no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 6(a). The Board shall determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 6(a).

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(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of the Award.
(i)    Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar stock award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)    Awards Held by Current Eligible Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants who are Employees or Directors and whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Eligible Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full (and with respect to Performance Awards, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Change in Control), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Change in Control).
(iii)    Awards Held by Persons other than Current Eligible Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Eligible Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.
(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (B) any exercise price payable by such holder in connection with such exercise.
(d)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

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(e)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.    Automatic Grants To Eligible Directors.
(a)    General. The Automatic Grant Program set forth in this Section 7 provides that Eligible Directors shall automatically receive the grant of certain Awards at designated intervals over their period of Continuous Service on the Board. For the avoidance of doubt, Awards granted under this Automatic Grant Program are subject to all the terms and conditions of the Plan. Each Option granted under this Automatic Grant Program shall (i) be a Nonstatutory Stock Option, (ii) have an exercise price equal to one hundred percent (100%) of the Fair Market Value on the date the Option is granted, and (iii) have a maximum term of 10 years. For the avoidance of doubt, any shares of Common Stock issued pursuant to Awards granted under the Automatic Grant Program which may vest any earlier than 12 months following the date of grant will count against the 5% permitted exception to the minimum vesting requirements set forth in Section 10(a).
(b)    Initial Awards.
(i)    If an Eligible Director is first elected or appointed to serve on the Board on or after the Annual Meeting in 2024, such person shall, upon the date of his or her initial election or appointment as an Eligible Director, be granted an Option to purchase 75,000 shares of Common Stock and a RSU Award in respect of 37,500 shares of Common Stock (each such Option and RSU Award, an “Initial Award”).
(ii)    Notwithstanding Section 7(b)(i), if the aggregate grant date fair value for financial reporting purposes of the Initial Awards (i.e., the Option and RSU Award combined) that would otherwise be granted to an Eligible Director in 2024 or any calendar year thereafter would exceed $350,000, then the number of shares of Common Stock subject to such Option and RSU Award shall each be reduced proportionately (to amounts that are as close to the amounts set forth in Section 7(b)(i) without exceeding such $350,000 limit).
(iii)    Initial Awards of Options shall vest monthly with respect to 1/36th of the shares over the three year period following the date of grant, subject to the Eligible Director’s Continuous Service through the applicable vesting dates, so that the Option will be fully vested on the third anniversary of the date of grant. Initial Awards of RSU Awards shall vest annually with respect to 1/3rd of the shares over the three year period following the date of grant, subject to the Eligible Director’s Continuous Service through the applicable vesting dates, so that the RSU Award will be fully vested on the third anniversary of the date of grant.
(c)    Annual Awards.
(i)    On the date of each Annual Meeting, commencing with the Annual Meeting in 2024, each person who is then an Eligible Director and has served as an Eligible Director for a period of at least three months prior to the date of grant, and will continue serving as an Eligible Director immediately after the date of grant, shall be granted an Option to purchase 50,000 shares of Common Stock and a RSU Award in respect of 25,000 shares of Common Stock (each such Option and RSU Award, an “Annual Award”).
(ii)    Notwithstanding Section 7(c)(i), if the aggregate grant date fair value for financial reporting purposes of the Annual Awards (i.e., the Option and RSU Award combined) that would otherwise be granted to an Eligible Director in 2024 or any calendar year thereafter would exceed $225,000, then the number of shares of Common Stock subject to such Option and RSU Award shall each be reduced proportionately (to amounts that are as close to the amounts set forth in Section 7(c)(i) without exceeding such $225,000 limit).
(iii)    Annual Awards of Options shall vest monthly with respect to 1/12th of the shares over the one (1) year period following the date of grant, subject to the Eligible Director’s Continuous Service through the applicable vesting dates, so that the Option will be fully vested on the first anniversary of the date of grant. Annual Awards of RSU Awards shall fully vest on the earlier of (i) the first anniversary of the date of grant or (ii) the day prior to the next Annual Meeting, subject to the Eligible Director’s Continuous Service through such date.

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(d)    Vesting Upon Change in Control or Hostile Take-Over. Each Option and RSU Award granted pursuant to this Automatic Grant Program shall automatically fully accelerate vesting immediately prior to the effectiveness of a Change in Control or Hostile Take-Over, subject to the Eligible Director’s Continuous Service through the date of the Change in Control or Hostile Take-Over, as applicable.
(e)    Vesting Upon Death or Disability. If the Eligible Director’s Continuous Service terminates due to death or Disability, such Eligible Director’s Options and RSU Awards granted pursuant to this Automatic Grant Program shall automatically fully vest.
8.    Administration.
(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 8(d).
(b)    Powers of Board. Except with respect to the Automatic Grant Program, the Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine from time to time (A) which of the persons eligible under the Plan will be granted Awards; (B) when and how each Award will be granted; (C) what type or combination of types of Award will be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive cash or Common Stock pursuant to an Award; (E) the number of shares of Common Stock with respect to which an Award will be granted to each such person; and (F) the Fair Market Value applicable to an Award.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest, including in connection with a Change in Control or Hostile Take-Over.
(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to thirty days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Change in Control, for reasons of administrative convenience.
(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)    To amend the Plan in any respect the Board deems necessary or advisable, provided that stockholder approval will be required to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)    To submit any amendment to the Plan for stockholder approval.
(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, including, but not limited, to, an amendment that imposes

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reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, and (2) subject to the limitations of Applicable Law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (D) to comply with other Applicable Laws.
(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c)    Administration of Automatic Grant Program. The Board shall have the power, subject to and within the limitations of, the express provisions of the Automatic Grant Program:
(i)    To determine the provisions of each Award to the extent not specified in the Automatic Grant Program.
(ii)    To construe and interpret the Automatic Grant Program and the Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Automatic Grant Program or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Automatic Grant Program fully effective.
(iii)    To amend the terms of the Automatic Grant Program or an Award granted thereunder, except that rights under any such Award granted before amendment of the Automatic Grant Program shall not be impaired by any amendment of the Automatic Grant Program unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(iv)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Automatic Grant Program.
(d)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan (except the Automatic Grant Program) to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. As of the Effective Date, the Board has delegated administration of the Plan to the Compensation Committee.
(ii)    Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)    Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

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(g)    Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value pursuant to Section 15(cc)(iii).
9.    Tax Withholding.
(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)    Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company, each Participant agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
10.    Miscellaneous.
(a)    Minimum Vesting Requirements. No Award may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that shares of Common Stock up to five percent (5%) of the Share Reserve may be issued pursuant to Awards that do not meet such vesting (and, if applicable, exercisability) requirements.
(b)    Dividends and Dividend Equivalents.
(i)    Dividends or dividend equivalents may not be paid or credited to Options or SARs.
(ii)    With respect to any Award other than an Option or SAR, dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to such Award, as determined by the Board and specified in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

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(c)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(d)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(e)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(f)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(g)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(h)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(i)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(j)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

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(k)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(l)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with (1) the Sangamo Therapeutics, Inc. Incentive Compensation Recoupment Policy, (2) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law, and (3) any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(m)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(n)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Award may be transferred to any third-party financial institution without stockholder approval.
(o)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(p)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(q)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and

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any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(r)    Data Privacy. By accepting an Award granted under the Plan, a Participant thereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of such Participant’s personal data as described herein by and among, as applicable, the Employer, and the Company and its other Affiliates and the Plan Administrator for the exclusive purpose of implementing, administering and managing such Participant’s participation in the Plan. Each Participant understands that the Company and the Employer may hold certain personal information about such Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to ordinary shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. Each Participant understands that such Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. Each Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom such Participant may elect to deposit any ordinary shares acquired pursuant to an Award. Each Participant understands that Data will be held only as long as is necessary to implement, administer and manage such Participant’s participation in the Plan. Each Participant understands that such Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing such Participant’s local human resources representative. Each Participant understands, however, that refusing or withdrawing such Participant’s consent may affect such Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, each Participant understands that such Participant may contact his or her local human resources representative.
(s)    Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to conflict of law principles that would result in any application of any law other than the law of the State of California.
11.    Covenants of the Company.
(a)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
(b)    No Obligation to Notify or Minimize Taxes; No Liability for Taxes. The Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the

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Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
12.    Additional Rules for Awards Subject to Section 409A.
(a)    Application. Unless the provisions of this Section 12 of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section 12 shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of Section 12(b) apply.
(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date; (ii) the 60th day that follows the applicable vesting date; or (iii) any date that is permitted without incurring adverse tax consequences under Section 409A.
(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)    Treatment of Non-Exempt Awards Upon a Change in Control for Employees and Consultants. The provisions of this Section 12(c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Change in Control if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)    Vested Non-Exempt Awards: The following provisions shall apply to any Vested Non-Exempt Award in connection with a Change in Control:
(1)    If the Change in Control is also a Section 409A Change of Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change of Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change of Control.

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(2)    If the Change in Control is not also a Section 409A Change of Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Change in Control had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Change in Control.
(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to Section 12(e).
(1)    In the event of a Change in Control, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Change in Control. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Change in Control had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Change in Control.
(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Change in Control, then such Award shall automatically terminate and be forfeited upon the Change in Control with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Change in Control, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in Section 12(e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Change in Control.
(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Change in Control, and regardless of whether or not such Change in Control is also a Section 409A Change of Control.
(d)    Treatment of Non-Exempt Awards Upon a Change in Control for Non-Employee Directors. The following provisions of this Section 12(d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Change in Control.
(i)    If the Change in Control is also a Section 409A Change of Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change of Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change of Control pursuant to the preceding provision.
(ii)    If the Change in Control is not also a Section 409A Change of Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Change in Control. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Change in Control had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Change in Control.
(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 12(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

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(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Change of Control, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Change of Control event triggering settlement must also constitute a Section 409A Change of Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv)    The provisions in Section 12(e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
13.    Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
14.    Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
15.    Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Change in Control.
(b)    “Adoption Date” means the date the Plan is first approved by the Compensation Committee of the Board.
(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)    “Annual Meeting” means the annual meeting of stockholders of the Company.
(e)    “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market or the Financial Industry Regulatory Authority).

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(f)    “Appreciation Award” means (i) a stock option or stock appreciation right granted under any of the Prior Plans or (ii) an Option or SAR granted under the Plan, in each case with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the option or stock appreciation right, as applicable, on the date of grant.
(g)    “Automatic Grant Program” means the grant program in effect for Eligible Directors under Section 7 of the Plan.
(h)    “Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award.
(i)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and General Terms and Conditions.
(j)    “Board” means the Board of Directors of the Company. Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(k)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(l)    “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(m)    “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events constituting a change in ownership or control of the Company; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such transaction also constitutes a Section 409A Change of Control:
(i)    a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction,
(ii)    a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company, or
(iii)    the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the Exchange Act (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or

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indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition shall apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.
(n)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(o)    “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with Section 8(d).
(p)    “Common Stock” means the common stock of the Company.
(q)    “Company” means Sangamo Therapeutics, Inc., a Delaware corporation.
(r)    “Compensation Committee” means the Compensation Committee of the Board.
(s)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(t)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(u)    “Director” means a member of the Board.
(v)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a

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continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(w)    “Effective Date” means the date of the Annual Meeting in 2018, provided this Plan is approved by the Company’s stockholders at such meeting.
(x)    “Eligible Director” means a Director who is not an Employee.
(y)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(z)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(aa)    “Entity” means a corporation, partnership, limited liability company or other entity.
(bb)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(cc)    “Fair Market Value” means, as of any date, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(dd)    “Full Value Award” means an Award granted under the Plan or an award granted under the Prior Plans that is not an Appreciation Award.
(ee)    “General Terms and Conditions” means the written summary of the general terms and conditions applicable to an Award and which is provided to a Participant along with the Grant Notice.
(ff)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market and the Financial Industry Regulatory Authority).
(gg)    “Grant Notice” means the written notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(hh)    “Hostile Take-Over” means a change in ownership or control of the Company effected through either of the following transactions:
(i)    a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or

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(ii)    a Hostile Tender-Offer.
(ii)    “Hostile Tender-Offer” means the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept.
(jj)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(kk)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ll)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.
(mm)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(nn)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(oo)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(pp)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(qq)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(rr)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant and which includes the Option Grant Notice and the Option Terms and Conditions. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ss)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(tt)    “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(uu)    “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(vv)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement,

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understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ww)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(xx)    “Performance Award” means an Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b).
(yy)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) profit (including gross profit) and/or margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) growth of net income or operating income; (xxxv) billings; (xxxvi) bookings; and (xxxvii) other measures of performance selected by the Board.
(zz)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
(aaa)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(bbb)    “Plan” means this Sangamo Therapeutics, Inc. 2018 Equity Incentive Plan.

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(ccc)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(ddd)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g).
(eee)    “Predecessor Plan” means the Company’s Amended and Restated 2013 Stock Incentive Plan.
(fff)    “Prior Plans” means the Predecessor Plan and the Company’s 2004 Stock Incentive Plan (together).
(ggg)    “Prior Plans’ Returning Shares” means shares of Common Stock subject to outstanding stock awards granted under the Prior Plans and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; or (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(hhh)    “Predecessor Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Predecessor Plan as of immediately prior to the Effective Date.
(iii)    “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(jjj)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(kkk)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(lll)    “RSU Award” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(mmm)    “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(nnn)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(ooo)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(ppp)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(qqq)    “Section 409A Change of Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(rrr)    “Securities Act” means the Securities Act of 1933, as amended.
(sss)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a), subject to adjustment pursuant to Section 6(a) in connection with Capitalization Adjustments.
(ttt)    “SAR” or “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(uuu)    “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. Each SAR Agreement will be subject to the terms and conditions of the Plan.

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(vvv)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(www)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(xxx)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Change in Control.
(yyy)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Change in Control.

Sangamo Therapeutics	A-24	2024 Proxy Statement